                          Registration  Nos. 002-67029/811-3055

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

     Post-Effective Amendment No. 34                             /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/

     Amendment No. 23                                            /X/

                   T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
                   -----------------------------------------
                Exact Name of Registrant as Specified in Charter

       100 East Pratt Street, Baltimore, Maryland                   21202
       ------------------------------------------                   -----
                Address of Principal Executive Offices Zip Code

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service

       Approximate Date of Proposed Public Offering      November 1, 1998
                                                         -------- -- ----

     It is proposed that this filing will become effective (check appropriate box):

     / /      immediately upon filing pursuant to paragraph (b)
     / /      on (date), pursuant to paragraph (b)
     / /      60 days after filing pursuant to paragraph (a)(i)
     /X/      on November 1, 1998 pursuant to paragraph (a)(i)
     / /      75 days after filing pursuant to paragraph (a)(ii)
     / /      on (date) pursuant to paragraph (a)(ii) of Rule 485

     If appropriate, check the following box:

     / /
             this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK

SUBJECT TO COMPLETION

     Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     The Registration Statement of the T. Rowe Price Tax-Exempt Money Fund, Inc. (the "REGISTRANT") on Form N-1A (File Nos. 002-67029/811-3055) is hereby amended under the Securities Act of 1933 to add a separate class of shares to be known as the T. Rowe Price Tax-Exempt Money PLUS Fund.

     This Amendment consists of the following:

     Cross Reference Sheet
     Part A of Form N-1A, Revised Prospectus
     Part B of Form N-1A, Statement of Additional Information
     Part C of Form N-1A, Other Information


N-1A ITEM NO.                           LOCATION

                                   PART A

Item 1.   Cover Page                    Cover Page
Item 2.   Synopsis                      Transaction and Fund Expenses
Item 3.   Condensed Financial           +
          Information
Item 4.   General Description of        About the Fund; Fund, Market, and Risk
          Coregistrant                  Characteristics: What to Expect;
                                        Understanding Fund Performance;
                                        Investment Policies and Practices

Item 5.   Management of the Fund        Transaction and Fund Expenses;
                                        Organization and Management
Item 6.   Capital Stock and Other       Useful Information on Distributions and
          Securities                    Taxes; Organization and Management

Item 7.   Purchase of Securities Being  Pricing Shares and Receiving Sale
          Offered                       Proceeds; Transaction Procedures and
                                        Special Requirements; Account
                                        Requirements and Transaction
                                        Information; Shareholder Services

Item 8.   Redemption or Repurchase      Pricing Shares and Receiving Sale
                                        Proceeds; Transaction Procedures and
                                        Special Requirements; Shareholder
                                        Services

Item 9.   Pending Legal Proceedings     +

                                   PART B

Item 10.  Cover Page                    Cover Page
Item 11.  Table of Contents             Table of Contents
Item 12.  General Information and       +
          History
Item 13.  Investment Objectives and     Investment Objectives and Policies;
          Policies                      Risk Factors; Investment Program;
                                        Investment Restrictions; Investment
                                        Performance

Item 14.  Management of the             Management of Fund
          Coregistrant
Item 15.  Control Persons and           Principal Holders of Securities
          Principal Holders of
          Securities
Item 16.  Investment Advisory and       Investment Management Services;
          Other Services                Custodian; Independent Accountants;
                                        Legal Counsel
Item 17.  Brokerage Allocation          Portfolio Transactions; Code of Ethics

Item 18.  Capital Stock and Other       Dividends and Distributions; Capital
          Securities                    Stock
Item 19.  Purchase, Redemption and      Pricing of Securities; Net Asset Value
          Pricing of Securities Being   Per Share; Redemptions in Kind; Federal
          Offered                       Registration of Shares

Item 20.  Tax Status                    Tax Status
Item 21.  Underwriters                  Distributor for the Fund
Item 22.  Calculation of Yield          Yield Information
          Quotations of Money Market
          Funds
Item 23.  Financial Statements          +

CROSS REFERENCE SHEET

                                     PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement
___________________________________
+    Not applicable or negative answer

 PROSPECTUS
November 1, 1998
Tax-Exempt Money PLUS Fund

 A money market fund seeking preservation of capital and liquidity as well as income that is exempt from federal income taxes. The fund offers unlimited, no-minimum checkwriting and a VISA/(R)/Gold ATM & Check Card./ /

 (T. ROWE PRICE LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Tax-Exempt Money PLUS Fund


Investment Goal
The highest possible level of income exempt from federal income taxes consistent with the fund's investment program. YOUR INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

As with all mutual funds, there is no guarantee the fund will achieve its goal.


Strategy
Invests in high-quality, short-term municipal securities. Average maturity will not exceed 90 days.


Risk/Reward
Greater safety and liquidity than can be found in longer-term municipal funds, generally accompanied by a lower level of income.


Investor Profile
Investors whose income tax level enables them to benefit from tax-exempt income. The fund offers shareholders relative safety of principal and liquidity, as well as unlimited no-minimum checkwriting and a VISA Gold ATM & Check Card. Because of the additional expenses associated with these services, this fund is not appropriate for individuals who do not desire the expanded features this class of shares offers. Not appropriate for tax-deferred retirement plans, such as IRAs.


Fees and Charges
100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager
Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $141 billion, including over $71 billion in municipal bond assets, for more than six million individual and institutional investor accounts as of June 30, 1998.

1

ABOUT THE FUND
Transaction and Fund Expenses 2
Financial Highlights 3
Fund, Market, and Risk Characteristics 4
2

ABOUT YOUR ACCOUNT
The T. Rowe Price Tax-Exempt Money PLUS Fund 10
Important Information About Your
ATM & Check Card  10
Pricing Shares and Receiving Sale Proceeds 13
Distributions and Taxes 14
Transaction Procedures and Special Requirements 17
3

MORE ABOUT THE FUND
Organization and Management 21
Understanding Performance Information 23
Investment Policies and Practices 24
4

INVESTING WITH T. ROWE PRICE
Account Requirements and Transaction Information 29
Opening a New Account 29
Purchasing Additional Shares 30
Exchanging and Redeeming 31
Rights Reserved by the Fund 32
Information About Your Services 33
Investment Information 35
T. Rowe Price Tax-Exempt Money PLUS Fund
Prospectus

November 1, 1998
This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, revised to November 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, this fund is 100% no load.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 marketing fees.


   The numbers in this table provide an estimate of how much it will cost to operate the fund for a year, based on estimated expenses for the Tax-Exempt Money PLUS shares. These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before distributions are made.

 Table 1  Transaction and Fund Expenses
                                                                                               Percentage of Fiscal
                                                                                               1998
 Shareholder Transaction
 Expenses                                                Annual Fund Expenses                  Average Net Assets
 Sales charge "load" on purchases                 None   Management fee

                                                  -------------------------------------------------------------------------
 Sales charge "load" on reinvested                None   Marketing fees (12b-1)                None
 distributions
                                                  -------------------------------------------------------------------------
 Redemption fees                                  None   Total other (shareholder servicing,
                                                         custodial, auditing, etc.)            /a/
                                                  -------------------------------------------------------------------------
                                                                                               1.00
                                                                                               %
 Exchange fees                                    None   Total fund expenses
                                                                                               /a/
 -------------------------------------------------------------------------------------------------------------------------------


 /a/Total expenses on this class are capped at 1.00% through April 30, 1999. To limit the fund's expenses during its initial period of operations, T. Rowe Price has agreed to bear any expenses through April 30, 1999, to the extent such expenses would cause the ratio of expenses to average net assets to exceed 1.00%. Expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below the previously stated ratio; however, no reimbursement will be made after April 30, 2000, or if it would result in the expense ratio exceeding the ratio as previously stated. Without this expense limitation, it is estimated that the fund's other expenses and total expense ratio for the first full year of operation would be .072% and 1.14%, respectively. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

 Note:A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:

  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of February 28, 1998, and an individual fund fee of 0.10%.

ABOUT THE FUND                                3
  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.


  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2  Hypothetical Fund Expenses
 1 year                                                    3 years       5 years       10 years
 $5                                                        $17           $29           $65
 ----------------------------------------------------------------------------------------------------


  . This is an illustration only; actual expenses can be higher or lower than those shown.

   In addition to typical fund expenses, Tax-Exempt Money PLUS shareholders may be assessed fees for use of their VISA Gold ATM & Check Card. You will be charged $1 for each ATM withdrawal and cash advance using the card; this fee is waived for the first two such transactions in each month. These fees do not include any third-party fees charged at the ATM machine.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about T. Rowe Price Tax-Exempt Money Fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are legally regarded as part of the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

   The information in this table is for the Tax-Exempt Money Fund and not the Tax-Exempt Money PLUS shares, which were first offered to the public on November 1, 1998. Had the Tax-Exempt Money PLUS shares been in existence

T. ROWE PRICE                                 4
   during the time period reflected in the table, certain details of the financial information would be different because of Tax-Exempt Money PLUS' different expense ratio.

 Table 3  Financial Highlights
                        Investment  Distributions NNet Asset
                        Activities                   Value               Returns, Ratios, and Supplemental Data
                                                                                                            Ratio of Net
             Net Asset                                          Total Return                    Ratio of     Investment
              Value,        Net          Net       Net Asset     (Includes                    Expenses to      Income
  Period     Beginning  Investment   Investment   Value, End     Reinvested     Net Assets      Average      to Average
  Ended      of Period    Income       Income      of Period   Distributions)  ($ Thousands)   Net Assets    Net Assets
 --------------------------------------------------------------                                                            -----

  1989        $1.000      $0.050      $(0.050)      $1.000         5.08%        $1,157,246       0.60%          4.97%
             --------------------------------------------------------------------------------------------------------------
  1990         1.000       0.057       (0.057)       1.000         5.87          1,064,141       0.60           5.75
             --------------------------------------------------------------------------------------------------------------
  1991         1.000       0.051       (0.051)       1.000         5.22            977,638       0.60           5.12
             --------------------------------------------------------------------------------------------------------------
  1992  /a/    1.000       0.036       (0.036)       1.000         3.69            801,846       0.61           3.65
             --------------------------------------------------------------------------------------------------------------
  1993         1.000       0.023       (0.023)       1.000         2.36            695,699       0.60           2.35
             --------------------------------------------------------------------------------------------------------------
  1994         1.000       0.020       (0.020)       1.000         2.05            732,900       0.59           2.04
             --------------------------------------------------------------------------------------------------------------
  1995         1.000       0.026       (0.026)       1.000         2.63            687,022       0.58           2.59
             --------------------------------------------------------------------------------------------------------------
  1996 / a/    1.000       0.033       (0.033)       1.000         3.38            679,143       0.56           3.33
             --------------------------------------------------------------------------------------------------------------
  1997         1.000       0.030       (0.030)       1.000         3.05            678,135       0.55           3.00
             --------------------------------------------------------------------------------------------------------------
  1998         1.000       0.032       (0.032)       1.000         3.24            740,757       0.52           3.20
 -------------------------------------------------------------------------------------------------------------------------------


  /a/                     Year ended February 29.





 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


 What is the fund's objective?

   The fund's goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income exempt from federal income taxes.


 What are the fund's principal investment strategies?

   The fund invests in high-quality, U.S. dollar-denominated money market securities. The fund purchases securities with maturities of 397 days or less, and its dollar-weighted average maturity will not exceed 90 days. The fund's yield will fluctuate with changes in short-term interest rates. Securities purchased by the fund will generally have ratings in the two highest categories established by nationally recognized rating agencies, or, if unrated, will be of equivalent quality as determined by T. Rowe Price analysts.

ABOUT THE FUND                                5
  . For further details about the fund's investment program, please see the Investment Policies and Practices section.


 What are some of the special services offered by the fund?

   The Tax-Exempt Money PLUS Fund offers investors convenient ways to access their investment. The fund offers unlimited, no-minimum checkwriting, as well as a VISA Gold ATM & Check Card that allows investors to access their account to purchase merchandise or services at participating merchants, make ATM withdrawals, or obtain cash advances.


 What are the fund's principal risks?

   Since they are managed to maintain a constant $1.00 share price, money market funds such as Tax-Exempt Money PLUS Fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period. In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This should be an advantage when interest rates are rising but not when rates are falling. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and it is possible to lose money by investing in the fund. There is no assurance the fund will be able to maintain a stable net asset value of $1.00 per share. Additionally, there is no guarantee that the fund's return will equal or exceed the rate of inflation.


 What are the main risks of investing in money market funds?

   Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for realizing a loss of principal in the fund could derive from:

  . Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing a fund's income level and share price. Money funds invest in very high-rated securities, thus reducing this risk.

  . Interest rate or market risk The decline in the prices of fixed income securities and funds that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money fund's price to drop below a dollar. However, the extremely short maturity of securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation.

T. ROWE PRICE                                 6
  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Broadly lower tax rates could reduce the advantage of owning municipal bonds.

  . Geographical risk The chance of price declines resulting from developments in a single state.

  . For more detailed information about fund investments, see Investment
   Policies and Practices and the Statement of Additional Information.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager actively seeks to reduce risk and increase total return through various tools, including:

  . Diversification of assets to reduce the impact of a single holding on a fund's' net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)


 The following are some characteristics of municipal securities.

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is "tax-free" about municipals and municipal funds?

   The regular income dividends you receive from the fund should be exempt from regular federal income taxes. In addition, your state may not tax that portion of the fund's income earned on the state's own obligations (if any). However, capital gains distributed by the fund are taxable to you. (See Useful Information on Distributions and Taxes for details.)

ABOUT THE FUND                                7
 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The fund will report annually to shareholders the portion of income, if any, subject to the AMT. (Please see Distributions and Taxes - Tax Information.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is more suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-frees will be appropriate. If the after-tax yield on a taxable bond or money market security is less than a municipal fund's tax-exempt yield, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the tax-free yield on a municipal bond, divide the municipal bond's yield by one minus your tax rate.

T. ROWE PRICE                                 8
 Some basics of money market investing

 What is a money market fund?

   A money market fund is a pool of assets invested in U.S. dollar-denominated, short-term debt obligations with fixed or floating rates of interest and maturities generally less than 13 months. Issuers can include the U.S. government and its agencies, domestic and foreign banks and other corporations, and municipalities. Money funds can be taxable or tax-exempt, depending on their investment program. Because of the high degree of safety they provide, money market funds typically offer the lowest return potential of any type of mutual fund.


 Is a fund's yield fixed or will it vary?

   It will vary. Yield is calculated every day by dividing the fund's net income per share, expressed at annual rates, by the share price. Since income in the fund will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested, its yield will vary.


 Is yield the same as total return?

   Yes. The total return reported for the fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Since money funds are managed to maintain a stable share price, their yield and total return should be the same. Of course, there is no guarantee a money fund will maintain a $1.00 share price.


 What is credit quality and how does it affect yield?

   Credit quality refers to a borrower's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-credit-quality securities.


 What is meant by a money market fund's maturity?

   Every money market instrument has a stated maturity date when the issuer must repay the entire principal to the investor. The fund has no maturity in the strict sense of the word, but does have a dollar-weighted average maturity, expressed in days. This number is an average of the maturities of the underlying instruments, with each maturity "weighted" by the percentage of fund assets it represents.

ABOUT THE FUND                                9
 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

  . An investment in the fund should help you meet your individual investment goals for principal stability, liquidity, and income, but it should not represent your complete investment program.


 How can I tell if the fund is appropriate for me?

   This fund is one class of shares of the T. Rowe Price Tax-Exempt Money Fund. It offers shareholders relative safety of principal and liquidity, as well as unlimited no-minimum checkwriting and a VISA Gold ATM & Check Card. Because of the additional expenses associated with these services, this fund is not appropriate for individuals who do not desire the expanded features this class of shares offers.

  . The Tax-Exempt Money PLUS Fund is one share class of the T. Rowe Price
   Tax-Exempt Money Fund. The T. Rowe Price Tax-Exempt Money Fund has two share classes: the Tax-Exempt Money Fund and the Tax-Exempt Money PLUS Fund.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 THE T. ROWE PRICE TAX-EXEMPT MONEY PLUS FUND
 ----------------------------------------------------------
   The Tax-Exempt Money PLUS Fund offers features not normally available from other mutual funds, including services that make it easier to organize and access your financial investments. Subject to T. Rowe Price approval, including a credit review, you will be provided with checks and a VISA Gold ATM & Check Card.

  . Checkwriting You can write an unlimited number of checks against your account to meet personal expenses. There is no minimum amount requirement on the checks you write.

  . VISA Gold ATM & Check Card You may use your ATM & Check Card to purchase merchandise or services at participating establishments or to obtain cash advances from any participating bank. Any of 362,000 worldwide bank branches in the VISA system, as well as all establishments accepting the VISA card, will honor your card. Presently, more than 12 million stores, restaurants, and service outlets worldwide honor the VISA card. You may also obtain cash advances using your card and personal identification number (PIN) from automated teller machines (ATMs) displaying the VISA or Plus System/(R)/ name and logos.



 IMPORTANT INFORMATION ABOUT YOUR ATM & CHECK CARD
 ----------------------------------------------------------
   If you lose your ATM & Check Card or PIN, or believe someone has used or may use your card or PIN without your permission, notify T. Rowe Price in one of the following ways:

  . By telephone T. Rowe Price 1-800-222-7002

  . By mail T. Rowe Price Services P.O. Box 17406 Baltimore, MD 21297-1406

   Some of the major features of the account are described in the next table. See the ATM & Check Card agreement included with your card for complete details. Use of the card is subject to the terms and conditions set forth in the Debit Card Agreement and Disclosure Statement.

ABOUT YOUR ACCOUNT                            11
   Your card may be subject to certain fees and daily transactions limits. The following table summarizes some of these fees and limits. Most daily limits are imposed for the duration of a "banking day," which can differ depending on the type of transaction.

 Table 4  Fees and Limits on Your ATM & Check Card
                                                       Transaction Fees /a/                     Transaction Limits /b/

 -------------------------------------------------                                     Dollar amount/day            Banking day
                                                  ----------------------------------------------------------------------------------
  ATM withdrawal                                   $1 (waived for first two ATM    $500                          12 a.m. to 12 a.m.
                                                   withdrawals or cash advances                                  ET,
                                                   per month)                                                    7 days per week
  Cash advance                                     N/A                            $10,000   (less amount of      6 a.m. to 6 a.m.
                                                                                            ATM withdrawals      ET,
                                                                                            and purchases and    5 days a week/c/
                                                                                            authorizations)
  Purchases and authorizations                     N/A                            $10,000   (less amount of      6 a.m. to 6 a.m.
                                                                                            cash advances and    ET,
                                                                                            ATM withdrawals)     5 days a week/c/
 -----------------------------------------------------------------------------------------------------------------------------------


 /a/
   The fees listed in the table only include fees that are charged by the fund and do not include fees that may be charged by third parties.

 /b/
   We reserve the right to impose a limit on the number of transactions you can make per banking day. You will be allowed to make at least five transactions on any banking day under normal conditions. The system that processes these transactions may also impose limits.

 /c/
   The period from 6 a.m. Saturday to 6 a.m. Tuesday eastern time is considered to be one banking day.



   Additional fees
   There is a $15 check reorder fee after you use the initial booklet of 100 checks. You will receive 200 checks with each reorder. If you request a copy of a check, an ATM receipt, or a sales/cash advance receipt from T. Rowe Price, your account will be charged $2.50 for each receipt or check. We will assess your account $10.00 for the proper placement of each stop payment request on a check (stop payment is not available on the ATM & Check Card transactions). We will assess your account a $15 fee when you write a check against insufficient or uncollected funds, whether we (in our sole discretion) pay the check or return it unpaid. We also reserve the right to charge additional fees for excessive checkwriting activity.

   Liability for unauthorized electronic transactions
   Tell us at once if you believe your card has been lost or stolen or if you believe unauthorized persons may know your PIN. Telephoning is the best way of keeping your possible losses to a minimum. You could lose all the funds and other assets in your account if you never inform us of unauthorized use of your card. If you tell us within two business days after you learn of the loss or theft, you can lose no more than $50 if someone used your card or PIN without your permission.

T. ROWE PRICE                                 12
   If you do NOT tell us within two business days after you learn of the loss or theft of your card or PIN and we could have stopped someone from using your card or PIN without your permission, you could lose as much as $500.

   Also, if your monthly account statement shows transactions you did not make, tell us at once. If you do not tell us within 60 days after the account statement was mailed to you, you may not recover any funds you lost after 60 days if we could have stopped someone from taking the funds, if you had told us in time.


 In case of errors or questions about your electronic transactions

  . Telephone T. Rowe Price at 1-800-222-7002 or

  . Write to T. Rowe Price Services P.O. Box 17406 Baltimore, MD 21297-1406

   as soon as you can, if you think your account statement or receipt is wrong or if you need additional information about a transaction listed on your account statement or receipt. We must hear from you no later than 60 days after T. Rowe Price sent the FIRST monthly account statement on which the problem or error appeared.

  . Tell us your name, address, and card number.

  . Describe the error or the transaction you are unsure about, and explain why you believe it is in error or why you need more information.

  . Tell us the dollar amount of the suspected error.

   If you telephone us, we may require that you send us your question or complaint in writing within 10 business days.

   Except as otherwise stated below, we will tell you the results of our investigation within 10 business days after we hear from you and will correct any error promptly. If we need more time, however, we may take up to 45 days to investigate your complaint or question. If we decide to do this, T. Rowe Price will recredit your account within 10 business days for the amount you think is in error while our investigation is pending. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, T. Rowe Price may not recredit your account.

   For transactions performed by you for the purchase of goods and services with your card at merchant locations, through the mail or by telephone, and any electronic transactions performed at locations outside the United States, we will tell you the results of our investigation within 20 business days after we hear from you and will correct any error promptly. If we need more time, however, we

ABOUT YOUR ACCOUNT                            13
   may take up to 90 business days to investigate your complaints or questions. If we decide to do this, T. Rowe Price will recredit your account within 20 business days for the amount you think is in error while our investigation is pending.

   If we determine that there was no error, we will send you a written explanation within three business days after we finish our investigation and will collect any amounts recredited to you. You may ask for copies of the documents that we used in our investigation.



 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for each class of shares is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost is used to value money fund securities.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an

T. ROWE PRICE                                 14
   automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Money funds declare income dividends daily to shareholders of record as of 12 noon ET on that day. Wire purchase orders received before 12 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

  . Dividends are paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until

ABOUT YOUR ACCOUNT                            15
   the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the fund are expected to be exempt from federal income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new T. Rowe Price mutual fund accounts or those opened by exchange in 1983 or later and held on our mutual fund recordkeeping

T. ROWE PRICE                                 16
   system, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we will send you a monthly confirmation of your transactions and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares which you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent you received a long-term capital gain distribution during the period you held the shares.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.

ABOUT YOUR ACCOUNT                            17
 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to seven business days to allow time for the purchase transaction to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (These holding periods do not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Your redemption may also be delayed if there are outstanding authorizations on your ATM & Check Card. If you sell shares and there are authorizations pending, the fund will process your redemption, but may hold redemption proceeds up to five business days to allow time for the pending transactions to clear.

   We will redeem shares from your account to cover transactions in the following order:

  . ATM & Check Card transactions (including ATM withdrawals, merchandise purchases, and cash advances);

  . ACH transfers;

  . checkwriting;

  . all other redemption requests (including exchanges, sweeps to a discount brokerage account, outgoing wires, and redemption checks).

T. ROWE PRICE                                 18
   Telephone, touch-tone telephone servicing, and personal computer transactions Exchange and redemption services through telephone and touch-tone telephone servicing are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

   ATM & Check Card Transactions
  . Use of your card results in an immediate reduction of your available balance.

  . You cannot stop payment on any ATM & Check Card transaction.

  . Purchase authorizations will reduce your balance even if the authorization is pending and has not yet resulted in a transaction.

  . Transactions using the ATM & Check Card may not exceed your available balance.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of a fund and raise its expenses.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

ABOUT YOUR ACCOUNT                            19
   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

T. ROWE PRICE                                 20
  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price Tax-Exempt Money Fund, Inc., was incorporated in Maryland in 1980 and is a "diversified, open-end investment company," or mutual fund. The Tax-Exempt Money PLUS shares represent a separate class of the fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 61 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions. The income dividends for the Tax-Exempt Money PLUS shares will differ from those of the regular Tax-Exempt Money Fund shares to the extent the expense ratio of the Tax-Exempt Money PLUS shares differ.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract. Tax-Exempt Money PLUS shareholders have exclusive voting rights on matters affecting only the Tax-Exempt Money PLUS shares.


 Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

T. ROWE PRICE                                 22
 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Patrice Berchtenbreiter Ely, Chairman, Jeremy N. Baker, Patricia S. Deford, Joseph K. Lynagh, Mary J. Miller, William T. Reynolds, and Edward A. Wiese. Ms. Berchtenbreiter Ely has been chairman of the fund since 1992. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Ms. Berchtenbreiter Ely joined T. Rowe Price in 1972 and has been managing investments since 1987.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

  . For the fiscal year ended February 28, 1998, fees paid by the Tax-Exempt
   Money Fund to various T. Rowe Price service companies included the following:
   $329,000 to T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services and $93,000 to T. Rowe Price for accounting services.

ABOUT YOUR ACCOUNT                            23
   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

 Group Fee Schedule
                                              0.334%                           First $50 billion/a/
                                              ----------------------------------------------------------------------
                                              0.305%                           Next $30 billion
                                              ----------------------------------------------------------------------
                                              0.300%                           Thereafter
-------------------------------------------------------------------------------------------------------------------------
                                              /a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $86 billion at June 30, 1998, the group fee was 0.32%. The individual fund fee was 0.10%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

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 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Compound Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period. The fund may advertise a current yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

MORE ABOUT THE FUND                           25
   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Operating policy Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, the fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees. Additionally, the fund may invest up to 25% of its total assets in the first tier securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days.

   Municipal Securities
   The fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

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   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal income taxes. The income included under the 80% test does not include income from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the fund may invest without limit in high-quality, short-term securities whose income is subject to federal income tax.

   In addition to general obligation and revenue bonds, the fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The fund may also purchase unrated lease obligations.

   Securities With "Puts" or Other Demand Features
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. The fund typically purchases a significant number of these securities. If a demand feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . T. Rowe Price periodically reviews the credit quality of the insurer.

MORE ABOUT THE FUND                           27
   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy The fund may invest up to 10% of fund net assets in illiquid securities, including unmarketable private placements.


 Types of Management Practices

   When-Issued Securities
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.


 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

T. ROWE PRICE                                 28
   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the effect on a portfolio holding is negative, a fund's returns could be reduced.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
 $2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Regular Mail
T. Rowe Price Account Services P.O. Box 17406 Baltimore, MD 21297-1406

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

T. ROWE PRICE                                 30
By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Receipt of ATM & Check Card and checkwriting privileges are subject to a T. Rowe Price approval process.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
There is no subsequent purchase minimum on this fund. There is a $50 minimum for Automatic Asset Builder transactions.

By ACH Transfer
Use touch-tone telephone servicing or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

INVESTING WITH T. ROWE PRICE                  31
Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
Although you cannot open a Tax-Exempt Money PLUS account via exchange, you can purchase additional shares of this fund by moving money from other identically registered T. Rowe Price accounts to your existing account in this fund. Remember, exchanges are purchases and sales for tax purposes. Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services at 1-800-222-7002
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, touch-tone telephone servicing (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

T. ROWE PRICE                                 32
By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the address in the next paragraph. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
T. Rowe Price Account Services P.O. Box 17406 Baltimore, MD 21297-1406

/(For mailgrams, express, registered, or certified mail, see the / /Opening a New Account section.)/



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------
The fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder

INVESTING WITH T. ROWE PRICE                  33
or group of related shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-222-7002
You may be eligible for a variety of services as a Tax-Exempt Money PLUS Fund shareholder; some you receive automatically, others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Automated Services Touch-tone telephone servicing 24 hours, 7 days
Touch-tone telephone servicing
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).

Web address www.troweprice.com
After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

T. ROWE PRICE                                 34
Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via touch-tone telephone servicing or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
You may write an unlimited number of checks on your Tax-Exempt Money PLUS Fund. There is no minimum check amount requirement. Canceled checks will not be returned to you by the bank. The check number, amount of each check, payee, and the date posted will normally appear on your monthly statement.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

INVESTING WITH T. ROWE PRICE                  35
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and fund results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

T. ROWE PRICE                                 36

INVESTING WITH T. ROWE PRICE                  37

T. ROWE PRICE                                 38

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
For Existing Accounts
 Shareholder Services
 1-800-222-7002

Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com

 (LOGO)
F26-040 11/1/98

 STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is July 1, 1998 revised to November 1, 1998.


         T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                                       (the "Trust")
              CALIFORNIA TAX-FREE BOND FUND
              CALIFORNIA TAX-FREE MONEY FUND
                                       and
         T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                                       (the "Trust")

              FLORIDA INTERMEDIATE TAX-FREE FUND
              GEORGIA TAX-FREE BOND FUND
              MARYLAND SHORT-TERM TAX-FREE BOND FUND
              MARYLAND TAX-FREE BOND FUND
              NEW JERSEY TAX-FREE BOND FUND
              NEW YORK TAX-FREE BOND FUND
              NEW YORK TAX-FREE MONEY FUND
              VIRGINIA SHORT-TERM TAX-FREE BOND FUND
              VIRGINIA TAX-FREE BOND FUND
                                       and
         T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.
         T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

              T. ROWE PRICE TAX-EXEMPT MONEY PLUS FUND
                   (A Separate Class of T. Rowe Price Tax-Exempt Money Fund,
Inc.)
         T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
         T. ROWE PRICE TAX-FREE INCOME FUND, INC.

         T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.
         T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          ___________________________________________________________________

   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660



   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated July 1, 1998 revised to November 1, 1998, which may be obtained from T. Rowe Price Investment Services, Inc.

   If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.


                                                             C03-043 11/1/98

                              TABLE OF CONTENTS
                              -----------------
                        Page                                             Page
                        ----                                             ----
Capital Stock                      Pricing of Securities
------------------------------     --------------------------------------------
Code of Ethics                     Principal Holders of Securities
------------------------------     --------------------------------------------
Custodian                          Ratings of Commercial Paper
------------------------------     --------------------------------------------
Distributor for Fund               Ratings of Municipal Debt Securities
------------------------------     --------------------------------------------
Dividends and                      Ratings of Municipal Notes and
Distributions                      Variable Rate Securities
------------------------------     --------------------------------------------
Federal Registration               Risk Factors
of Shares
------------------------------     --------------------------------------------
Independent                        Risk Factors Associated with a
Accountants                        California Portfolio
------------------------------     --------------------------------------------
Investment Management              Risk Factors Associated with a
Services                           Florida Portfolio
------------------------------     --------------------------------------------
Investment Objectives              Risk Factors Associated with a
and Policies                       Georgia Portfolio
------------------------------     --------------------------------------------
Investment Performance             Risk Factors Associated with a
                                   Maryland Portfolio
------------------------------     --------------------------------------------
Investment Program                 Risk Factors Associated with a New
                                   Jersey Portfolio
------------------------------     --------------------------------------------
Investment                         Risk Factors Associated with a New
Restrictions                       York Portfolio
------------------------------     --------------------------------------------
Legal Counsel                      Risk Factors Associated with a
                                   Virginia Portfolio
------------------------------     --------------------------------------------
Management of Funds                Risk Factors Associated with the
                                   Equity Portion of
                                   Tax-Efficient Balanced Fund
------------------------------     --------------------------------------------
Net Asset Value Per                Shareholder Services
Share
------------------------------     --------------------------------------------
Organization of the                Tax-Exempt vs. Taxable Yields
Funds
------------------------------     --------------------------------------------
Portfolio Management               Tax Status
Practices
------------------------------     --------------------------------------------
Portfolio Transactions             Yield Information
------------------------------     --------------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Funds' prospectus.

   The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors/ Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

   Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.

 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

   All Funds

   The Funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The Funds are not appropriate for qualified retirement plans where income is already tax deferred.

   Because of their investment policies, the Funds may or may not be suitable or appropriate for all investors. The Funds (except for the Money Funds) are not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. The Tax-Efficient Balanced Fund will normally have 40-50% of its assets in equity securities. This portion of the Tax-Efficient Balanced Fund's assets will be subject to all of the risks of investing in the stock market. There can, of course, be no assurance that the Funds will achieve their investment objective.

   All Funds


                              Municipal Securities

   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the Funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the Funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of a Fund's portfolio would be affected and, in such an event, a Fund would reevaluate its investment objectives and policies.

   Although the banks and securities dealers with which the Fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund with respect to such securities.

   After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. For the Money Fund, the procedures set forth in Rule 2a-7, under the Investment Company Act of 1940, may require the prompt sale of any such security. For the other Funds, neither event would require a sale of such security by the Fund. However, T. Rowe Price Associates, Inc. ("T. Rowe Price") will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P, or Fitch may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the Fund's Board of Directors/Trustees, determines whether the unrated security is of a quality comparable to that which the Fund is allowed to purchase.


   Municipal Bond Insurance All of the Funds may purchase insured bonds from time to time. The Tax-Free Intermediate and Florida Intermediate Tax-Free Funds must purchase such bonds. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

   There are two types of insured securities that may be purchased by the Funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve
   -------------------
   the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

   The Funds may also purchase bonds that carry secondary insurance purchased by
                                                -------------------
   an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the Funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the Funds may, on occasion, purchase secondary insurance on their own behalf.

   Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the Fund.

   Money Funds

   The Money Fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the Fund's Board of Directors/Trustees determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the Fund's Board of Directors/Trustees. In addition, the Fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

   There can be no assurance that the Money Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price stability and liquidity of the Money Fund may not be equal to that of a taxable money market Fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers, and market makers than the short-term municipal securities market. The weighted average maturity of the Fund varies (subject to a 90 day maximum under Rule 2a-7): the shorter the average maturity of a portfolio, the less its price will be impacted by interest rate fluctuations.

   Bond and Balanced Funds

   Because of their investment policies, the Bond and Balanced Funds may not be suitable or appropriate for all investors. The Funds are designed for investors who wish to invest in non-money market funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Bond and Balanced Funds' investment programs permit the purchase of investment grade securities that do not meet the high quality standards of the Money Funds. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yield from such securities normally exceeds those obtainable from higher quality securities. In addition, the principal value of long term lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher quality investments. The value of the portfolio securities of the Bond and Balanced Funds will fluctuate based upon market conditions. Although these Funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These Funds are also not intended to provide a vehicle for short-term trading purposes.

   Special Risks of High-Yield Investing The Fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.



 RISK FACTORS ASSOCIATED WITH THE EQUITY PORTION OF TAX-EFFICIENT BALANCED FUND
   Foreign Securities
   The Fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund while others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  . Political and Economic Factors Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The Fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U. S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation of Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs traded in the United States. Foreign stock markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign stocks are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas stock markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

  . Investment Funds The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of Funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U. S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.



               RISK FACTORS ASSOCIATED WITH A CALIFORNIA PORTFOLIO
   The Funds' concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State general obligations and notes, the Funds will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State, its agencies and local governmental entities issued $27.9 billion in debt in 1997. Approximately 27% was general obligation debt, backed by the taxing power of the issuer, and 73% were revenue bonds and lease backed obligations, issued for a wide variety of purposes, including transportation, housing, education and healthcare.

   As of April 1, 1998, the State of California had approximately $18.3 billion outstanding general obligation bonds secured by the State's revenue and taxing power. An additional $4.2 billion in authorized but unissued state general obligation debt remains to be issued to comply with voter initiatives and legislative mandates. Debt service on roughly 21% of the State's outstanding debt is met from revenue producing projects such as water, harbor, and housing facilities. As part of its cash management program, the State regularly issues short-term notes to meet its disbursement requirements in advance of revenue collections. During fiscal 1998, the State issued $3.0 billion in short-term notes for this purpose. California also operates a commercial paper program which it uses to finance construction projects. $1.2 billion of commercial paper was outstanding as of April 1, 1998.

   The State supports $6.5 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the State but instead, are subject to annual appropriations from the State's General Fund.

   In addition to the State obligations described above, bonds have been issued by special public authorities in California that are not obligations of the State. These include bonds issued by the California Housing Finance Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University and the California Transportation Commission.

   Lease finance continues to be an area of controversy in the state. The California Supreme Court has agreed to review a case which challenges the use of joint power authorities to issue lease-backed debt. The outcome will have broad implications for this important market segment. Another court challenge surrounds the use of transfers from county transportation agencies in Orange and Los Angeles Counties to address fiscal pressures several years ago. This case was decided in favor of the counties, but is now on appeal.

   Economy California's economy is the largest among the 50 states and one of the largest in the world. The 1997 population of 33 million represents 12% of the U.S. total. The State's per capita personal income in 1996 exceeded the U.S. average by 4%. Weakness in Asian markets could influence California's future economic momentum; California ranks first in the nation in exports, with 50% of its exports going to Asia.

   California's economy suffered through a severe recession during the early 1990's as the effects of a slowdown in the national economy were compounded by federal defense spending cuts and military base closings. Since 1994, the State has been in a steady recovery, positing significant job growth and gains in personal income. The level of economic activity within the State is important as it influences the growth or contraction of State and local government revenues available for operations and debt service.

   Recessionary influences and the effects of overbuilding in selected areas have resulted in a contraction in real estate values in many regions of the State in prior years. Most areas have begun to show improvement corresponding to gains in the general economic level. Future declines in property values could have a negative effect on the ability of certain local governments to meet their obligations.

   As a state, California is more prone to earthquakes than most other states in the country, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage has been estimated at $20 billion. Significant federal aid has been received.

   Legislative Due to the Funds' concentration in California state and its municipal issuers, the Funds may be affected by certain amendments to the California constitution and state statutes which limit the taxing and spending authority of California governmental entities and may affect their ability to meet their debt service obligations.

   In 1978, California voters approved "Proposition 13" adding Article XIIIA, to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the State substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; later the State phased out most local aid in response to its own fiscal pressures.

   Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the State from spending revenues beyond its annually adjusted "appropriations limit". Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987.

   Proposition 218, the "Right to Vote on Taxes Act", was approved by the voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

   An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues, towards lease revenue financing that is subject to abatement and does not require voter approval. Lease backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

   Proposition 98, enacted in 1988, changed the State's method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of State General Fund revenues. The major effect of Proposition 98 has been to restrict the State's flexibility to respond to fiscal stress.

   Future initiatives, if proposed and adopted or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The State and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

   Financial The recession of the early 1990's placed California's finances under pressure. From 1991 through 1995, accumulated deficits were carried over into the following years and the State's general obligation bonds were downgraded from AAA to A.

   Reflecting the recent trend of economic recovery, the state's financial condition has improved considerably. Fiscal 1998 is expected to close with a reserve balance of $2.0 billion. Much of this cushion is the result of explosive growth in capital gains tax collections triggered by a federal tax rate cut. The Governor has proposed a budget for fiscal 1999 which features continued growth in capital gains tax collections, offset by a cut in the vehicle license fee. The State's reserve is projected to be $1.6 billion at the end of fiscal 1999 (2.8% of revenues.) This reserve will be dedicated to balance the ongoing costs of reductions in the vehicle license fee. We are unable to predict the outcome of the budget package. As of June 1, 1998, the State's general obligation bonds are rated A1 by Moody's, A+ by S&P and AA- by Fitch. The consequences of the State's fiscal actions reach beyond its own general obligation bond ratings. Many state agencies and local governments which depend upon state appropriations realized significant cutbacks in funding during the last recession. Entities which have been forced to make program reductions or to increase fees or raise special taxes to cover their debt service and lease obligations may recover somewhat during periods of economic prosperity.

   On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The County defaulted on a number of its debt obligations. The County emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the County are payable from any proceeds received from litigation against securities dealers and other parties. The County's ratings were restored to investment grade in 1998.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997, $1.9 billion of tax-exempt debt issued in California was for public or non-profit hospitals. A significant portion of the Funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third party reimbursement sources such as the federal Medicare and state MediCal programs or private insurers. To the extent these third party payers reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The Funds may from time to time invest in electric revenue issues. The financial performance of these utilities may be impacted as the industry moves toward deregulation and increased competition. California's electric utility restructuring plan, Assembly Bill 1890, permits direct competition to be phased in between 1998 and 2002. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrower corporations. No governmental support is implied.



                RISK FACTORS ASSOCIATED WITH A FLORIDA PORTFOLIO
   The Fund's program of investing primarily in insured, AAA-rated Florida municipal bonds should significantly lessen the credit risks which would be associated with a portfolio of uninsured Florida bonds. Nevertheless, to a certain degree, the Fund's concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in insured bonds across many states and municipalities. The credit quality of the Fund will depend upon the continued financial strength of the insurance companies insuring the bonds purchased by the Fund as well as the State of Florida and the numerous public bodies, municipalities and other issuers of debt securities in Florida.

   Debt The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged funds or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 1997, $10.2 billion in state and local debt was issued in Florida, a 17% increase from the previous year. Of this total debt amount, approximately 14% represented general obligation debt and 86% represented revenue bonds and lease-backed obligations. Debt issued in 1997 was for a wide variety of public purposes, including transportation, housing, education, health care and utilities.

   As of May 10, 1998, the State of Florida had $9.2 billion outstanding general obligation bonds secured by the State's full faith and credit and taxing power. General bonded debt service accounted for a modest 2.4% of all governmental expenditures in fiscal year 1997. An additional $4 billion in outstanding bonds have been issued by the State and secured by limited state tax and revenue sources. General obligation debt of the State of Florida is rated Aa2 by Moody's, AA+ by S&P and AA by Fitch as of June 1, 1998. State debt may only be used to fund capital outlay projects; Florida is not authorized to issue obligations to fund operations.

   Several agencies of the State are also authorized to issue debt which does not represent a pledge of the state's credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest issuers of this type. The principal and interest on bonds issued by these bodies are payable solely from specified sources such as mortgage repayments and university tuition and fees.

   Economy The State of Florida has a population of approximately 14.4 million, making it the fourth largest state. Due to immigration, the State's population has grown at a rate exceeding the nation for four decades. Florida's economy is broadly based with a large concentration in the service and trade sectors. Tourism is one of Florida's most important industries. Rebounding from a decline in 1994, visitor traffic grew by 5.6% in 1996 and reached an all-time high of 43.2 million visitors in 1997.

   During most of the 1980's, as Florida's population and employment base grew, its job growth rate was double that of the nation. However, beginning in 1988, job growth slowed and unemployment rates began trending above national levels for a number of years. During 1995, Florida's unemployment rate was 8.2% versus 7.4% nationally. Florida's rapid non-farm job growth since 1996 has reversed this trend and the state's February 1998 unemployment rate stands at 4.8% versus the national average of 4.9%. State per capita income is 99% of the national average, well above norms for the Southeast.

   Legislative The State of Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the Fund cannot rule out the possibility that a personal income tax may be implemented at some time in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida Municipal Obligations would be exempt from this tax.

   Under current Florida law, shares of the Fund will be exempt from the State's intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida Municipal Obligations and U.S. government securities, certain short-term cash investments, or other exempt securities. There can be no assurance that this exemption for Florida securities will be maintained. Also, the constitutionality of the intangibles tax has been challenged in court.

   The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality and school district to ten mills (1.0% of value). The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the State and may result from time to time in budget deficits for some local units.

   Financial The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1-June 30.) The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

   The State's revenue structure is narrowly based, relying on the sales and use tax for 70% of its general revenues. This structure, combined with the effects of the recession and heavy spending demands, created budget shortfalls in fiscal years 1991 and 1992. Through mid-year spending adjustments and a draw upon its reserves, the State was able to achieve budget balance for both fiscal years. The State's finances received a substantial boost in fiscal 1993 as a result of increased economic activity associated with rebuilding efforts after Hurricane Andrew, which hit south Florida on August 24, 1992. Additionally, Florida recently settled a lawsuit with the tobacco industry where the state sought to recover the costs associated with tobacco usage by Floridians. This settlement resulted in a $750 million payment to the state in 1997 and future payments that will accumulate to about $10.5 billion over the next 25 years. At the end of 1997, the State had reserves of $1.2 billion in the General Revenue Fund (7.8% of revenues).

   In November 1994, State voters passed a proposal to limit State revenue growth to the average annual growth in personal income over the previous five years. The cap excludes revenue to pay certain expenditures, including debt service. The limitation should not pose an onerous burden on State finance. However, the demand for governmental services continues to grow because of above average population growth and demographics.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997, $1.3 billion of tax-exempt debt issued in Florida was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues.

   For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Due to the high proportion of elderly residents, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the State also regulates healthcare. A State board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

   The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

   The Fund may invest in private activity bond issues for corporate and non-profit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied.



                RISK FACTORS ASSOCIATED WITH A GEORGIA PORTFOLIO
   The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Georgia and its local governments issued $4.6 billion in municipal bonds in 1997, a 29% increase from the previous year. Of this total debt amount, approximately 29% was general obligation debt backed by the unlimited taxing power of the issuer and 71% was revenue bond debt secured by specific pledged fees or charges for an enterprise or project. As of June 1, 1998, the State was rated Aaa by Moody's, AAA by S&P and AAA by Fitch.

   The State of Georgia currently has net direct obligations of approximately $4.8 billion. Since 1973, when a Constitutional Amendment authorizing the issuance of state general obligation (GO) bonds was implemented, the State has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by ten separate authorities and secured by lease rental agreements and annual state appropriations. Its Constitution permits the State to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Constitution imposes certain debt limits and controls. GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. GO bonds have a maximum maturity of 25 years. Currently, maximum GO debt service requirements are well below the legal limit at 5.3% of Fiscal Year 1997 treasury receipts.

   In addition to the general obligation and lease backed debt described above, $301 million bonds have been issued and are outstanding by the Georgia World Congress Authority and $754 million bonds have been issued and are outstanding by the Georgia Housing and Finance Authority, none of which represent direct obligations of the State.

   Economy The State of Georgia has a population of approximately 7.4 million, making it the 10th largest state. Since the 1960s, the State's population has grown at a rate exceeding the national average, with the growth rate during the 1980s nearly twice that of the entire country. Stable to strong economic growth during the 1980s was led by the Atlanta metropolitan statistical area, where approximately 45% of the State's population is located. This area includes the capital city of Atlanta, and 18 surrounding counties. The next largest metropolitan area is the Columbus-Muscogee area followed by the Macon area.

   The State's economy is well diversified. The current labor force of 3.7 million is largely concentrated in service and wholesale/retail trade jobs, followed by lesser amounts in manufacturing and government. Employment gains have substantially exceeded the region and the U.S. since 1980. Georgia's one year employment growth (February 1997 to February 1998) stood at 3.8% compared to the national rate of 2.9%. The State's economy continues to outperform the nation, despite a slowing after the high level of economic activity resulting from the 1996 Olympic Games. Georgia's per capita income has steadily improved against the national average since the 1960s and currently is 94% of the U.S., ranking it 25th among the states.

   Financial To a large degree, the creditworthiness of the portfolio is dependent on the financial strength of the State of Georgia and its localities. During the 1980s, the State's strong economic performance translated into solid financial performance and the accumulation of substantial reserves.

   During fiscal 1989 to 1991, the State's financial condition was affected by three years of revenue shortfalls brought on by recession. During these periods, the Governor called special legislative sessions to enact sizable spending cuts to achieve budget balance. Economic conditions improved in 1992, allowing the State to restore its financial cushion. Results for fiscal 1997 showed a continuation of this positive trend with an ending unreserved general fund balance of $969 million, or 8% of revenues.

   A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in State aid. The Fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the State and may or may not be subject to annual appropriations from the State's General Fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997, $276 million of tax-exempt debt issued in Georgia was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

   The Fund may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.



                RISK FACTORS ASSOCIATED WITH A MARYLAND PORTFOLIO
   Each Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Maryland general obligations and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Maryland and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged fees or charges for a related project, and tax-exempt lease obligations, secured by annual appropriations by the issuer, usually with no implied tax or specific revenue appropriations by the issuer. In 1997, $2.8 billion in state and local debt was issued in Maryland, with approximately 41% representing general obligation debt and 59% revenue bonds and lease backed debt.

   The State of Maryland had $3.0 billion in general obligation bonds outstanding as of December 31, 1997 along with an additional $1.3 billion in other tax-supported debt. General obligation debt of the State of Maryland is rated Triple-A by Moody's, S&P and Fitch. There is no general debt limit imposed by the State Constitution or public general laws. The State Constitution imposes a 15 year maturity limit on State general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the State to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.

   Many agencies and other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Board of Trustees of St. Mary's College of Maryland, the Maryland Environmental Service, the Board of Regents of the University of Maryland System, the Board of Regents of Morgan State University, the Maryland Food Center Authority, and the Maryland Water Quality Financing Administration have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

   Economy The economy of the State of Maryland generally demonstrates strong performance relative to the nation. Per capita income is 13% above the U.S. average. Unemployment in March of 1998 was 4.6%, compared to a national average of 4.7%. The State's population in 1997 was 5 million, with 87% concentrated in the Baltimore-Washington corridor.

   Financial To a large degree, the risk of the Funds is dependent upon the financial strength of the State of Maryland and its localities. Over the long term, Maryland's financial condition has been strong; however, in fiscal 1992, the State experienced unanticipated shortfalls in revenues, as collections of major taxes fell during the recession. To address this loss, the governor enacted a series of mid-year reductions in expenditures, primarily cuts in local aid.

   Balancing the state budget for fiscal year 1993 involved a variety of additional taxes, including a higher income tax on upper income households and an expanded sales tax. The legislature also adopted further cuts in State aid to localities, but this action was offset by the ability of localities to increase the local "piggyback" tax from 50 percent to 60 percent of the State rate. These actions were successful in restoring the State's financial condition and replenishing reserves. In fiscal 1994 Maryland's economy began to improve, allowing the state to continue to strengthen its financial condition. The results of fiscal year 1998 are projected to show a general fund balance of $318 million and a Budget Stabilization Account balance of $616 million, together representing 11.4% of expenditures. The fiscal 1999 incorporates the first full year of a 10% reduction in the personal income tax rate, to be phased in over five years. Funding the final years of this plan is expected to require a draw down of the reserve position.

   Many local Maryland governments also suffered from fiscal stress and general declines in financial performance during the last recession. Downturns in real estate related receipts, declines in the growth of income tax revenues, lower cash positions and reduced interest income were common problems. State aid to local governments was also reduced during that period. Local governments closed these gaps by increasing property and local income tax rates, implementing program cuts, and curtailing pay raises. Certain counties in Maryland are subject to voter approval limitations on property tax levy increases or on governmental spending which limits their flexibility in responding to external changes.

   Future voter initiatives, if proposed and adopted, could create pressure on the counties and other local governments and their ability to raise revenues. The Funds cannot predict the impact of any such future tax limitations on debt quality.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997 $767 million of tax-exempt debt issued in Maryland was for public or non-profit hospitals. A significant portion of the Funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial
   health of some hospitals.   All hospitals are dependent on third party
   reimbursement mechanisms. At the present time Maryland hospitals operate under a system which reimburses hospitals according to a State administered set of rates and charges for all payers rather than the Federal Diagnosis Related Group (DRG's) system which applies to Medicare payments. Since 1983, Maryland hospitals, on average over the trailing three year period, have increased hospital charges at a level below the national average in terms of Medicare cost increases, allowing them to continue operating under a Medicare waiver. Any loss of this waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

   The Funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.



               RISK FACTORS ASSOCIATED WITH A NEW JERSEY PORTFOLIO
   The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of New Jersey general obligation bonds, notes and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of New Jersey and its local governments issued $9.0 billion of municipal bonds in 1997. Of this amount, approximately 29% was general obligation debt backed by the unlimited taxing power of the issuer and 71% were revenue bonds secured by specific pledged fees or charges for an enterprise or project.

   Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. Debt issued in 1997 was for a wide array of public purposes, including water and sewer projects, health care, housing, education, transportation, and pollution control.

   The State of New Jersey has approximately $3.4 billion outstanding general obligation bonds secured by the State's revenue and taxing power. As of June 1, 1998, its general obligation bonds were rated Aa1 by Moody's, AA+ by S&P and AA+ by Fitch. In addition to the State's direct debt, it is obligated for certain lease backed debt issued through the Mercer County Improvement Authority, the New Jersey Economic Development Authority, the New Jersey Building Authority, the Educational Facilities Authority and the Transportation Trust Fund Authority. Under State law, the obligations of certain local school districts and county college districts have been supported by State appropriations. The State has also entered into a "moral obligation" (as opposed to a legal commitment) to make up debt service shortfalls for the New Jersey Housing and Mortgage Finance Agency as well as the South Jersey Port Corporation. While no assistance has ever been required for the New Jersey Housing and Mortgage Finance Agency, from time to time, the State has supported the operations and debt service of the South Jersey Port Corporation. The State has also guaranteed bonds issued by the Sports and Exposition Authority. The related obligations of the State described in this paragraph total an additional $9.0 billion.

   A number of other state-created agencies issue tax-exempt revenue bonds that are not a debt or liability of the State. The largest such entities include the New Jersey Turnpike Authority, the New Jersey Educational Facilities Authority and the New Jersey Health Care Facilities Financing Authority.

   A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment grade ratings of BBB or higher. While local governments in New Jersey are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by economic downturns or cutbacks in State aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity. Under the New Jersey Local Budget Law, the State oversees the budget preparation of local governments and has certain powers to enforce balanced budgets, limit short term borrowing and regulate overall debt limits.

   Economy New Jersey is the ninth largest and most densely populated state with
   7.9 million residents. The economic base is diversified among manufacturing, construction, services, and agricultural uses. The per capita personal income of $32,654 ranks the State as the second highest in the United States. Over the long term, the State's economy has been a strong performer, with unemployment levels generally below national averages; however, since the recession of 1991-92, the State's growth rate has lagged the nation.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the State of New Jersey and its localities. Characteristically, the State has demonstrated solid financial performance, but operations suffered as the State's economy stagnated during the recession of the early 1990's. In fiscal 1990 through 1994 New Jersey utilized non-recurring revenues and expenditure deferrals and a tax increase to achieve balance. An environment of cost controls and a slightly improved economy allowed the State to conclude fiscal year 1997 with an unreserved general fund balance of $870 million (5.3% of general revenues). Effective January 1996, the State completed the last stage of a 30% reduction in personal income tax rates which was accommodated for in the budget for fiscal year 1997. The budget for fiscal 1998 is expected to end with a large surplus, reflecting an improving economy and cost control.

   Sectors Certain areas of potential investment concentration present unique risks. In 1996, 10.8% of tax-exempt debt issued in New Jersey was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and a acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. In late 1997 the State of New Jersey reauthorized the funding of charity care subsidies to eligible hospitals. The failure of the State to renew this program or put in place a permanent funding mechanism may affect the financial performance of certain New Jersey hospitals in future years.

   The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The Fund may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through governmental conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. This category accounted for 5.6% of the tax-exempt debt issued in New Jersey during 1996. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A federal court decision striking down New Jersey's system of solid waste flow control increases the potential risk of default absent a legislative solution, or some form of subsidy by local or State governments.



                RISK FACTORS ASSOCIATED WITH A NEW YORK PORTFOLIO
   The Funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligation bonds and notes and the debt of various state agencies, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   The Funds' ability to maintain a high level of "triple-exempt" income is primarily dependent upon the ability of New York issuers to continue to meet debt service obligations in a timely fashion. In 1975 the State, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and loss of access to the public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. During the early 1990s, the State and City confronted renewed fiscal pressure, as the region suffered moderate economic decline. Conditions began to improve in 1993, though below average economic performance and tight budgetary conditions persisted. Both entities experienced financial relief in fiscal 1997 because of the strong national economy, a robust financial services sector, and vigilant spending control. The State and City continue to face challenging budgets while they attempt to adjust spending levels and priorities.

   New York State

   The State, its agencies, and local governments issued $27.9 billion in long-term municipal bonds in 1997, a 31% increase from the previous year. As of March 31, 1998, total State-related bonded debt was projected to be $33.7 billion, of which $5.0 billion was general obligation debt and $28.7 billion was financed under lease-purchase or other contractual obligations. In addition, the State had $293 million in bond anticipation notes outstanding. Since 1993, the State has not issued Tax and Revenue Anticipation Notes (TRANs) terminating the practice of annual seasonal borrowing which had occurred since 1952. As of June 1, 1998, the State's general obligation bonds were rated A2 by Moody's, A by S&P and A+ by Fitch. All general obligation bonds must be approved by the voters prior to issuance.

   The fiscal stability of the State is also important for numerous authorities which have responsibilities for financing, constructing, and operating revenue-producing public benefit facilities. As of September 30, 1995 there were 17 authorities that had aggregate debt outstanding, including refunding bonds, of $73 billion.

   The authorities most reliant upon annual direct State support include the Metropolitan Transit Authority (MTA), the Urban Development Authority (UDC), and the New York Housing Finance Agency (HFA). In February 1975, the UDC defaulted on approximately $1.0 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority (PFA), through which the State provided assistance to the UDC, including support for debt service. Since then, there have been no additional defaults by State authorities although substantial annual assistance is required by the MTA and the HFA in particular.

   Subsequent to the fiscal crisis of the mid-70's, New York State maintained balanced operations on a cash basis, although by 1992 it had built up an accumulated general fund deficit of over $6 billion on a "Generally Accepted Accounting Principles" (GAAP) basis. This deficit consisted mainly of overdue tax refunds and payments due localities.

   To resolve its accumulated general fund deficit the State established the Local Government Assistance Corporation (LGAC) in 1990. A total of $5.2 billion in LGAC bonds have been issued. The proceeds of these bonds were used to provide the State's assistance to localities and school districts, enabling the State to reduce its accumulated general fund deficit. State short-term borrowing requirements, which peaked at a record $5.9 billion in fiscal 1991, have been reduced to zero. Nonetheless, the State ended fiscal 1997 with a General Fund unreserved deficit balance of $1.7 billion. The adopted budget for fiscal 1996 included a multi-year tax reduction plan which lowers the maximum personal income tax rate from 7.875 to 6.85%. The original budget proposal for the fiscal year ended March 31,1997 included a multi-year personal income tax rate cut and emphasized cost control to balance against the effects of a weak economy. Because of strong growth in personal income and business taxes, fiscal year 1997 ended with an operating surplus of $1.9 billion, which will helped smooth budget balancing efforts for fiscal year 1998. Fiscal year 1998 is estimated to have ended with another large operating surplus.

   New York State has a large, diversified economy which has witnessed a basic shift away from manufacturing toward service sector employment. In 1997, per capita income in New York State was $30,752, 20% above the national average. Like most northeastern states, New York suffered a population loss during the 1970s. However, during the 1980s that trend reversed and population increased slightly, standing at 18,137,000 in 1997. During 1990-1992, the State experienced a slowing of economic growth evidenced by the loss of 425,000 jobs. Conditions have improved with non-farm employment growing by an average of 0.9% between 1994 and 1997, well below the national average. Such economic trends are important as they influence the growth or contraction of State revenues available for operations and debt service.

   New York City

   The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the City's short-term obligations. In the subsequent decade, the City made a significant recovery. The most important contribution to the City's fiscal recovery was the creation of the Municipal Assistance Corporation for the City of New York (MAC). Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase City bonds and notes. Although the MAC bonds met with reluctance by investors at first, the program has proven to be very successful.

   Much progress has been made since the fiscal crisis of 1975. By 1981, the City achieved a budget balanced in accordance with Generally Accepted Accounting Principles (GAAP) and has continued to generate small surpluses on an operating basis. By 1983, the City eliminated its accumulated General Fund deficit and as of the fiscal year ending June 30, 1997, had a total General Fund balance of $373 million. Although the City continues to finance its seasonal cash flow needs through public borrowings, the total amount of these borrowings has not exceeded 10% of any year's revenues and all have been repaid by the end of the fiscal year.

   As of June 1, 1997 the City's general obligation bonds are rated A3 by Moody's, BBB+ by S&P and A- by Fitch. S&P has listed the City's rating on positive credit watch.

   While New York City sustained a decade long record of relative financial stability, during the 1990's budgetary pressures have been evident. Its major revenue sources, income and sales taxes, were slowed and a downturn in the real estate market reduced property tax revenues. Nonetheless, the City concluded the 1997 fiscal year with an operating surplus of $1.3 billion. The City's finances have been bolstered by strong tax receipts growth, fueled by strong financial markets over the last several years. Revenues and expenditures for the 1997 fiscal year were balanced in accordance with GAAP for the seventeenth consecutive year. New York City remains exposed to future budget pressure should there be a sharp down turn in the financial services sector, though it has established a budget stabilization account for contingency.

   Long Island and LILCO

   The Long Island Lighting Company (LILCO) was the single largest property taxpayer in both Nassau and Suffolk Counties. LILCO experienced substantial financial difficulty primarily arising from problems related to its completed but unlicensed 809 megawatt Shoreham Nuclear Power Facility located in Suffolk County. In 1986, the State Legislature created the Long Island Power Authority (LIPA) and ownership of the Shoreham Plant was subsequently transferred to LIPA for one dollar in exchange for certain rate benefits to LILCO.

   As requested by the Governor, LIPA proposed a plan to restructure LILCO, reduce rates on Long Island and provide a framework for long-term competition in power production. Included in the plan would be a settlement of the Suffolk County tax liability. With the issuance of $7 billion in debt, LIPA will purchase LILCO common stock, acquire or redeem certain preferred stock and outstanding debt, and fund the cost of certain rebates and credits to LIPA's customers. With these purchases, LIPA would acquire LILCO's electric transmission and distribution system, its 18% ownership interest in the Nine Mile Point 2 nuclear plant and the regulatory asset of Shoreham. In May 1998, LIPA sold its first two series of bonds amounting to $4.9 billion. This allowed for the acquisition of LILCO by LIPA and a merger of the remaining portions of the former LILCO business with Keyspan Energy to form Marketspan Corp. LIPA will now be the provider of retail electric service throughout most of Long Island.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997, $1.9 billion of tax-exempt debt issued in New York was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these third party payors reduce reimbursement levels, the individual hospitals may be affected. The state's support for Medicaid and health services has slowed over the last several years. In 1997 health care reform was implemented. Under the new system, hospitals are permitted to negotiate inpatient payment rates with private payors. In addition, the federal balanced budget act of 1997 contains provisions to reduce Medicare expenditures. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions.

   The Funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plan shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. This category accounted for 9.8% of the tax-exempt debt issued in New York during 1997.

                RISK FACTORS ASSOCIATED WITH A VIRGINIA PORTFOLIO
   The Funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Virginia general obligations and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Virginia and its local governments issued $3.8 billion municipal bonds in 1997, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 1997 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

   As of June 30, 1997 the State of Virginia had $1.1 billion outstanding general obligation bonds secured by the State's revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years' income tax and sales and use tax collections. The State's outstanding general obligation debt is well below that limit and over 90% of the debt service is actually met from revenue producing capital projects such as universities and toll roads.

   The State also supports $1.9 billion in debt issued by the Virginia Public Building Authority, the Virginia College Building Authority, the Virginia Port Authority, the Innovative Technology Authority and for transportation purposes. These bonds are not backed by the full faith and credit of the State but instead, are subject to annual appropriations from the State's General Fund.

   In addition to the State and public authorities described above, an additional $7.3 billion bonds have been issued by special public authorities in Virginia that are not obligations of the State. These bonds include debt issued by the Virginia Education Loan Authority, the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority.

   Economy The State of Virginia has a population of approximately 6.7 million, making it the twelfth largest state. Since the 1930s the State's population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1980s was led by the northern Virginia area outside of Washington, D.C. where approximately 25% of the State's population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, including the State's capital of Richmond. The State's economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high technology employers, with nearly 150,000 people employed in 3,900 establishments. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the State of Virginia and its localities. As of June 1, 1998, the State was rated Triple-A by Moody's, S&P and Fitch. The State's budget is prepared on a biennial basis. From 1970 through 1996 the State's General Fund showed a positive balance for all of its two year budgetary periods. The national recession and its negative effects on State personal income tax collections did, however, force the State to draw down its General Fund balances to a deficit position in 1992. Spending cuts and improved economic conditions allowed for positive operations in 1993-1997. The State posted a budgetary surplus for fiscal years 1995 to 1997 despite federal retiree settlements and other transfers. On June 30, 1997, the unreserved general fund balance, including a revenue stabilization account, totaled $435 million.

   A significant portion of the Funds' assets is expected to be invested in the debt obligations of local governments and public authorities with investment grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in State aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The Funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

   All State Funds

   Puerto Rico From time to time the State Funds invest in obligations of the Commonwealth of Puerto Rico and its public corporations which are exempt from federal, state and city or local income taxes. The majority of the Commonwealth's debt is issued by the major public agencies that are responsible for many of the islands' public functions, such as water, wastewater, highways, telecommunications, education, and public construction. As of January 31, 1998, public sector debt issued by the Commonwealth and its public corporations totaled $20.6 billion.

   Since the 1980s, Puerto Rico's economy and financial operations have paralleled the economic cycles of the United States. The island's economy, particularly the manufacturing sector, has experienced substantial gains in employment. Much of these economic gains are attributable in part to favorable treatment under Section 936 of the Federal Internal Revenue Code for United States corporations doing business in Puerto Rico. The number of persons employed in Puerto Rico during fiscal 1997 averaged 1.1 million persons--a record level. Unemployment, however, still remains high at 13.1 percent.

   Debt ratios for the Commonwealth are high as it assumes much of the responsibility for local infrastructure. Sizable infrastructure programs are ongoing to upgrade the island's water, sewer, and road systems. The Commonwealth's general obligation debt is secured by a first lien on all available revenues. The Commonwealth has maintained a fiscal policy which seeks to correlate the growth in public sector debt to the growth of the economic base available to service that debt. Between fiscal years 1993 and 1997, however, debt increased 37% while gross product rose 27.7%. Short term debt remains a modest 10.6% of total debt outstanding as of January 31, 1998. The maximum annual debt service requirement on Commonwealth general obligation debt totals 9.5% of governmental revenues for fiscal 1997. This is well below the 15% limit imposed by the Constitution of Puerto Rico.

   The fiscal year 1994 budget was balanced with an increase in the "tollgate" tax on Section 936 companies and improved revenue collections, which enabled the Commonwealth to record a strong turnaround in the General Fund balance to $309 million (6.8% of general fund expenses). A General Fund balance of $304 million was recorded for the end of fiscal year 1997.

   The Commonwealth's economy remains vulnerable to changes in oil prices, American trade, foreign policy, and levels of federal assistance. Per capita income levels, while being the highest in the Caribbean, lag far behind the United States. In November 1993, the voters of Puerto Rico were asked in a non-binding referendum to consider the options of statehood, continued Commonwealth status, or independence. 48.4% of the voters favored continuation of Commonwealth status, 46.2% were for statehood, and 4.4% were for independence. In 1997 legislation was introduced in Congress proposing a mechanism to permanently settle the political relationship with the United States. In March 1998, the U.S. House of Representatives voted in favor of a political status act that includes a referendum to be held in 1998 and a ten year transition plan. It is not certain whether a bill will eventually be signed into law.

   For many years U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code, which helped spur significant expansion in capital intensive manufacturing activity. Federal tax legislation was passed in 1993 which revised the tax benefits received by U.S. corporations (Section 936 firms) that operate manufacturing facilities in Puerto Rico. The legislation provides these firms with two options: a 5 year phased reduction of the income based tax credit to 40% of the previously allowable credit or the conversion to a wage based standard, allowing a tax credit for the first 60% of qualified compensation paid to employees as defined in the IRS Code. Studies indicate that there have been no reductions in the economic growth rate or employment in industries which were expected to be impacted by the 1993 amendments. In 1996, amendments were signed into law to phase out the tax credit over a ten year period for existing claimants and to eliminate it for corporations without established operations after October 1995. At present, it is difficult to forecast what the short and long term effects of a phase-out of the Section 936 credit would have on the economy of Puerto Rico.

    A final risk factor with the Commonwealth is the large amount of unfunded pension liabilities. The two main public pension systems are largely underfunded. The employees retirement system has an unfunded liability of $5.5 billion and the teachers retirement system has an unfunded liability of $1 billion. A measure enacted by the legislature in 1990 is designed to address the solvency of the plans over a 50 year period.



 INVESTMENT PROGRAM
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                               Types of Securities

   Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                              Municipal Securities

   Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, each Fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of each Fund's assets invested in any particular type of municipal security can be expected to vary.

   The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal, state, and/or city or local, if applicable, income tax. In determining the tax-exempt status of a municipal security, the Fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the Fund from such a security might not be exempt from federal income tax.

   Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.


                                 Municipal Notes

   Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

  . Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

  . Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal or state revenues available under the revenue sharing or grant programs.

  . Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  . Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital need or as short-term financing in anticipation of longer term financing.

  . Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and pre-refunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.

  . General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to Fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

  . Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

   Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve Fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve Fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  . Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve Fund. To the extent the Fund's Board determines such securities are illiquid, they will be subject to the Fund's limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

   The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
   (5) the rating assigned to the obligation by an established rating agency or
   T. Rowe Price.

  . Pre-refunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the Securities and Exchange Commission and the Internal Revenue Service, a Fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the Fund, be considered as an investment in the U. S. Treasury securities.

  . Private Activity Bonds Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

   The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  . Industrial Development Bonds Industrial development bonds are considered
   Municipal Bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


                           Adjustable Rate Securities

   Municipal securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

       Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940, (1) a variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest; (2) a variable rate instrument which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities either (i) upon notice of usually 30 days, or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days notice is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and
       (3) an instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions of such rule.

       Floating Rate Securities Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940, (1) the maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made; and (2) floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions or such rule.

       Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

       Participation Interests The Funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the Funds in connection with the arrangement.

       In the case of longer-term bonds, the Funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

       The Funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the Funds holds participation interests is exempt from federal income tax to the Funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

   Bond and Balanced Funds

  . Residual Interest Bonds are a type of high-risk derivative. The Funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, seven to 35 day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short term versus long term rates) and consequent income flows.

   Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment. Embedded interest rate saps enhance yields, but also increase interest rate risk.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates. Both instruments may be volatile and of limited liquidity, and their use may adversely affect the Fund's total return. Each Fund will not invest more than 5% of its total assets in these instruments.

   The Funds may invest in other types of derivative instruments as they become available.

   For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Funds' investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of Funds for the payment of principal and interest on such securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.

   All Funds


                             When-Issued Securities

   New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each Fund will maintain cash, high-grade marketable debt securities or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the Money Fund, this could increase the possibility that the market value of the Fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not Fundamental and may be changed by a Fund upon notice to its shareholders.

   Bond and Balanced Funds


                                    Forwards

   The Funds may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the Funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.


                  Investment in Taxable Money Market Securities

   Although the Funds expect to be solely invested in municipal securities, for temporary defensive purposes they may elect to invest in the taxable money market securities listed below (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Short-term corporate debt securities rated at least AA by S&P, Moody's or Fitch.

  . Commercial Paper Paper rate A-2 or better by S&P, Prime-2 or better by Moody's, or F-2 or better by Fitch, or, if not rated, is issued by a corporation having an outstanding debt issue rated A or better by Moody's, S&P or Fitch and, with respect to the Money Fund, is of equivalent investment quality as determined by the Board of Directors/Trustees.

  . Determination of Maturity of Money Market Securities The Money Fund may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other Funds may also purchase money market securities. In determining the maturity of money market securities, Funds will follow the provisions of Rule 2a-7 under the Investment Company Act of 1940.

   Tax-Efficient Balanced Fund


                               Hybrid Instruments


   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.



 PORTFOLIO MANAGEMENT PRACTICES
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   Bond Funds


                                Futures Contracts


   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures
   The Fund may enter into financial futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts"); however, the Funds have no current intention of entering into stock index futures. The Funds, however, reserve the right to trade in financial futures of any kind.

   Tax-Efficient Balanced Fund

   The Tax-Efficient Balanced Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures or futures contracts"). The nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   All Funds

   The Fund will enter into futures contracts which are traded on national (and for the Tax-Efficient Balanced Fund, foreign) futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures for the Tax-Efficient Balanced Fund may also be traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   Regulatory Limitations
   The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

   The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premium paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.


   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities, other liquid, high-grade debt obligations, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, liquid, high-grade debt securities, or other suitable cover as determined by the SEC, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.


   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." The Fund expects to earn interest income on its margin deposits.

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   Tax-Efficient Balanced Fund


   For example, the S&P's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

  . Liquidity The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.


   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.


   Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The Fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the Fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

   The Fund may purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The Funds will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the Fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the Fund's portfolio which were being hedged.

   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Fund and the other
   T. Rowe Price Funds in a fair and non-discriminatory manner.

   Tax-Efficient Balanced Fund

   As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following:
   (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that the movements in the price of options on futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

   The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the Fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

   General Considerations Transactions by the Fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the Fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


                    Additional Futures and Options Contracts

   Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

   Tax-Efficient Balanced Fund


                           Foreign Futures and Options


   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

   First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

   The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

   At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   Although the Fund invests almost exclusively in securities that generate income that is exempt from federal income taxes, the Fund may enter into certain option, futures, and foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles that are not exempt from such taxes. Therefore, use of the investment techniques described above could result in taxable income to shareholders of the Fund.

   Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Gains or losses recognized from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.


   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.


                              Options on Securities

   Options are another type of potentially high-risk derivative.

   Bond and Money Funds

   The Funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the Funds' prospectus and Statement of Additional Information when and if the Funds decide to invest in options.

   Tax-Efficient Balanced Fund


                          Writing Covered Call Options

   The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in
   T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

   The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options


   The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                              Repurchase Agreements

   The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Services, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and
   (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements


   Although the Fund has no current intention of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions").

   All Funds


 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the Fund may not:


   (1) Borrowing Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;


   (2) Commodities Purchase or sell physical commodities; except that the Fund (other than the Money Funds) may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

   (4) Loans Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   (5) Percent Limit on Assets Invested in Any One Issuer (National and California Funds Only) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer (National and California Funds Only) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);


   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act;

   (9) Taxable Securities (All Funds, except Tax-Efficient Balanced) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the Fund's income would be exempt from federal, and if applicable, any state, city, or local income tax. The income included under the 80% test doesn't include income from securities subject to the alternative minimum tax (AMT); or

   (10) Underwriting Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.


       With respect to investment restrictions (1) and (4), the Fund will not borrow from or lend to any other Price Fund (defined as any other mutual fund managed by or for which T. Rowe Price or Price-Fleming acts as adviser) unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. There is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

       With respect to investment restriction (1), the Money Funds have no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.


       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.


                               Operating Policies

   As a matter of operating policy, the Fund may not:


   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Equity Securities (All Funds except Tax-Efficient Balanced Fund) Purchase any equity security or security convertible into an equity security provided that the Fund (other than the Money Funds) may invest up to 10% of its total assets in equity securities which pay tax-exempt dividends and which are otherwise consistent with the Fund's investment objective and, further provided, that the Money Funds may invest up to 10% of its total assets in equity securities of other tax-free open-end money market funds;


   (4) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

   (5) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Money Funds) of its net assets would be invested in such securities;

   (6) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940; (ii) in the case of the Tax-Free Funds, only securities of other tax-free money market funds; or (iii) in the case of Tax-Efficient Balanced Fund, securities of the Reserve Investment or Government Reserve Investment Funds;

   (7) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (8) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33/1//\\/3/\\% of the Fund's total assets at the time of borrowing or investment;


   (9) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

   (10) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (11) Short Sales Effect short sales of securities; or

   (12) Warrants Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Fund would be invested in warrants.

       With respect to investment restriction (6), the Funds have no current intention of purchasing the securities of other investment companies. Duplicate fees could result from any such purchases.

 MANAGEMENT OF FUNDS
 -------------------------------------------------------------------------------
   The officers and directors/trustees of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.


                         Independent Directors/Trustees

   All Funds except Tax-Efficient Balanced Fund

   CALVIN W. BURNETT, PH.D., President, Coppin State College; Director, Maryland Chamber of Commerce and Provident Bank of Maryland; Former President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216

   ANTHONY W. DEERING, Director, Chairman of the Board, President and Chief Operating Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   F. PIERCE LINAWEAVER, President, F. Pierce Linaweaver & Associates, Inc.; Consulting Environmental & Civil Engineer(s); formerly Executive Vice President, EA Engineering, Science, and Technology, Inc., and President, EA Engineering, Inc., Baltimore, Maryland; Address: Green Spring Station, 2360 West Joppa Road, Suite 224, Lutherville, Maryland 21093

   JOHN G. SCHREIBER, President, Schreiber Investments, Inc., a real estate investment company; Director, AMLI Residential Properties Trust and Urban Shopping Centers, Inc.; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: 1115 East Illinois Road, Lake Forest, Illinois 60045

   Tax-Efficient Balanced Fund


   DONALD W. DICK, JR., Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland;
   Address: P.O. Box 491, Chilmark, MA 02535-0491

   DAVID K. FAGIN, Chairman and Chief Executive Officer, Western Exploration and Development, Ltd.; Director Golden Star Resources Ltd. and Miranda Mining Development Corporation; formerly (1986-7/91) President, Chief Operating Officer and Director, Homestake Mining Company; Address: 1660 Lincoln Street, Suite 3000, Denver, Colorado 80264-3001

   HANNE M. MERRIMAN, Retail business consultant; formerly President and Chief Operating Officer (1991-92), Nan Duskin, Inc., a women's specialty store, Director (1984-90) and Chairman (1989-90) Federal Reserve Bank of Richmond, and President and Chief Executive Officer (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Central Illinois Public Service Company, CIPSCO Incorporated, Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc.; Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

   HUBERT D. VOS, President, Stonington Capital Corporation, a private investment company; Address: 1231 State Street, Suite 247, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone

   Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.;
   Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005


                                    Officers

   HENRY H. HOPKINS, Vice President-Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc.,
   T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   PATRICIA S. BUTCHER, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, Controller-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   INGRID I. VORDEMBERGE, Assistant Vice President-Employee, T. Rowe Price

   California and State Tax-Free Trusts



  * WILLIAM T. REYNOLDS, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Trustee and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Trustee -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARY J. MILLER, President -Managing Director, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price



   JEREMY N. BAKER, Vice President -Employee, T. Rowe Price



   PATRICE BERCHTENBREITER ELY, Vice President -Vice President, T. Rowe Price



   A. GENE CAPONI, Vice President -Vice President and Analyst, T. Rowe Price



   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   CHARLES B. HILL, Vice President -Vice President, T. Rowe Price



   JOSEPH K. LYNAGH, Vice President -Assistant Vice President, T. Rowe Price



   KONSTANTINE B. MALLAS, Vice President -Assistant Vice President, T. Rowe
   Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price



   WILLIAM F. SNIDER, Vice President -Vice President, T. Rowe Price



   C. STEPHEN WOLFE II, Vice President -Vice President, T. Rowe Price

   State Tax-Free Trust Only



   MARCY M. LASH, Vice President -Assistant Vice President and Municipal Credit Analyst, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price

   GWENDOLYN G. WAGNER, Vice President -Vice President and Economist, T. Rowe Price; Chartered Financial Analyst



   ROBERT A. DONAHUE, Assistant Vice President -Municipal Credit Analyst, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools



   JULIE A. SALSBERY, Assistant Vice President -Fixed Income Trader, T. Rowe Price; (1997) formerly assistant portfolio manager/trader at Wainwright Asset Management

   Tax-Efficient Balanced Fund



  * JAMES A.C. KENNEDY III, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARY J. MILLER, Executive Vice President -Managing Director, T. Rowe Price



   DONALD J. PETERS, Executive Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company



   STEPHEN W. BOESEL, Vice President -Managing Director, T. Rowe Price



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price



   WILLIAM T. REYNOLDS, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   WILLIAM F. SNIDER, Vice President -Vice President, T. Rowe Price



   WILLIAM J. STROMBERG, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   ARTHUR S. VARNADO, Vice President -Vice President, T. Rowe Price

   J. JEFFREY LANG, Assistant Vice President-Assistant Vice President, T. Rowe Price

   Tax-Exempt Money Fund



  * WILLIAM T. REYNOLDS, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   PATRICE BERCHTENBREITER ELY, President -Vice President, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price



   JEREMY N. BAKER, Vice President -Employee, T. Rowe Price



   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   JOSEPH K. LYNAGH, Vice President -Assistant Vice President, T. Rowe Price

   MARY J. MILLER, Vice President -Managing Director, T. Rowe Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price



   C. STEPHEN WOLFE II, Vice President -Vice President, T. Rowe Price

   Tax-Free High Yield Fund



  * WILLIAM T. REYNOLDS, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   C. STEPHEN WOLFE II, Vice President -Vice President, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price



   A. GENE CAPONI, Vice President -Vice President and Analyst, T. Rowe Price



   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   CHARLES B. HILL, Vice President -Vice President, T. Rowe Price



   KONSTANTINE B. MALLAS, Vice President -Assistant Vice President, T. Rowe
   Price



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price



   MARY J. MILLER, Vice President -Managing Director, T. Rowe Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price



   WILLIAM F. SNIDER, Vice President -Vice President, T. Rowe Price

   Tax-Free Income Fund



  * WILLIAM T. REYNOLDS, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARY J. MILLER, President -Managing Director, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price



   PATRICE BERCHTENBREITER ELY, Executive Vice President -Vice President, T. Rowe Price



   A. GENE CAPONI, Vice President -Vice President and Analyst, T. Rowe Price



   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   CHARLES B. HILL, Vice President -Vice President, T. Rowe Price

   MARCY M. LASH, Vice President -Assistant Vice President and Municipal Credit Analyst, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company



   KONSTANTINE B. MALLAS, Vice President -Assistant Vice President, T. Rowe
   Price



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price



   WILLIAM F. SNIDER, Vice President -Vice President, T. Rowe Price



   C. STEPHEN WOLFE II, Vice President -Vice President, T. Rowe Price


   Tax-Free Intermediate Bond Fund



  * WILLIAM T. REYNOLDS, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst



  *  JAMES S. RIEPE, Director -Vice Chairman of the Board and Managing Director,
   T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   CHARLES B. HILL, President -Vice President, T. Rowe Price



   MARY J. MILLER, Executive Vice President -Managing Director, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price



   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   KONSTANTINE B. MALLAS, Vice President -Assistant Vice President, T. Rowe
   Price



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price



   WILLIAM F. SNIDER, Vice President -Vice President, T. Rowe Price



   ROBERT A. DONAHUE, Assistant Vice President -Municipal Credit Analyst, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools



   JULIE A. SALSBERY, Assistant Vice President -Fixed Income Trader, T. Rowe Price; (1997) formerly assistant portfolio manager/trader at Wainwright Asset Management

   Tax-Free Short-Intermediate Fund



  * WILLIAM T. REYNOLDS, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARY J. MILLER, President -Managing Director, T. Rowe Price



   CHARLES B. HILL, Executive Vice President -Vice President, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, Vice President -Vice President, T. Rowe Price



   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   KONSTANTINE B. MALLAS, Vice President -Assistant Vice President, T. Rowe
   Price



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price



   C. STEPHEN WOLFE II, Vice President -Vice President, T. Rowe Price



   JULIE A. SALSBERY, Assistant Vice President -Fixed Income Trader, T. Rowe Price; (1997) formerly assistant portfolio manager/trader at Wainwright Asset Management


                               Compensation Table

   The Funds do not pay pension or retirement benefits to their officers or directors/trustees. Also, any director/ trustee of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the Fund.


Name of Person,                   Aggregate Compensation from Fund(a)       Total Compensation from Fund and Fund Complex
Position                                                      -------       Paid to Directors/ Trustees(b)
---------------------------                                                                    -----------
------------------------------------------------------------------
                                  --------------------------------------------------------------------------
                                                                            ----------------------------------------------
California Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,303                                         $65,000
Calvin W. Burnett, Trustee                                      1,303                                          65,000
Anthony W. Deering, Trustee                                     1,115                                          81,000
F. Pierce Linaweaver, Trustee                                   1,303                                          66,000
John G. Schriber, Trustee                                       1,303                                          65,500
--------------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund
Robert P. Black, Trustee(c)                                    $1,145                                         $65,000
Calvin W. Burnett, Trustee                                      1,145                                          65,000
Anthony W. Deering, Trustee                                     1,051                                          81,000
F. Pierce Linaweaver, Trustee                                   1,145                                          66,000
John G. Schriber, Trustee                                       1,145                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Free Fund
Robert P. Black, Trustee(c)                                    $1,139                                         $65,000
Calvin W. Burnett, Trustee                                      1,139                                          65,000
Anthony W. Deering, Trustee                                     1,048                                          81,000
F. Pierce Linaweaver, Trustee                                   1,139                                          66,000
John G. Schriber, Trustee                                       1,139                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,070                                         $65,000
Calvin W. Burnett, Trustee                                      1,070                                          65,000
Anthony W. Deering, Trustee                                     1,024                                          81,000
F. Pierce Linaweaver, Trustee                                   1,070                                          66,000
John G. Schriber, Trustee                                       1,070                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Maryland Short-Term Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,182                                         $65,000
Calvin W. Burnett, Trustee                                      1,182                                          65,000
Anthony W. Deering, Trustee                                     1,068                                          81,000
F. Pierce Linaweaver, Trustee                                   1,182                                          66,000
John G. Schriber, Trustee                                       1,182                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Maryland Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $2,508                                         $65,000
Calvin W. Burnett, Trustee                                      2,508                                          65,000
Anthony W. Deering, Trustee                                     1,579                                          81,000
F. Pierce Linaweaver, Trustee                                   2,508                                          66,000
John G. Schriber, Trustee                                       2,508                                          65,500
--------------------------------------------------------------------------------------------------------------------------
New Jersey Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,141                                         $65,000
Calvin W. Burnett, Trustee                                      1,141                                          65,000
Anthony W. Deering, Trustee                                     1,056                                          81,000
F. Pierce Linaweaver, Trustee                                   1,141                                          66,000
John G. Schriber, Trustee                                       1,141                                          65,500
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,270                                         $65,000
Calvin W. Burnett, Trustee                                      1,270                                          65,000
Anthony W. Deering, Trustee                                     1,093                                          81,000
F. Pierce Linaweaver, Trustee                                   1,270                                          66,000
John G. Schriber, Trustee                                       1,270                                          65,500
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Money Fund
Robert P. Black, Trustee(c)                                    $1,151                                         $65,000
Calvin W. Burnett, Trustee                                      1,151                                          65,000
Anthony W. Deering, Trustee                                     1,051                                          81,000
F. Pierce Linaweaver, Trustee                                   1,151                                          66,000
John G. Schriber, Trustee                                       1,151                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Virginia Short-Term Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,560                                         $65,000
Calvin W. Burnett, Trustee                                      1,560                                          65,000
Anthony W. Deering, Trustee                                     1,219                                          81,000
F. Pierce Linaweaver, Trustee                                   1,560                                          66,000
John G. Schriber, Trustee                                       1,560                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,665                                         $65,000
Calvin W. Burnett, Trustee                                      1,665                                          65,000
Anthony W. Deering, Trustee                                     1,271                                          81,000
F. Pierce Linaweaver, Trustee                                   1,665                                          66,000
John G. Schriber, Trustee                                       1,665                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Balanced Fund(d)
Donald W. Dick, Jr., Director(c)                                 $549                                         $81,000
David K. Fagin, Director                                          741                                          65,000
Hanne M. Merriman, Director                                       741                                          65,000
Hubert D. Vos, Director                                           741                                          66,000
Paul M. Wythes, Director                                          549                                          80,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Fund
Robert P. Black, Director(c)                                   $2,973                                         $65,000
Calvin W. Burnett, Director                                     2,973                                          65,000
Anthony W. Deering, Director                                    1,763                                          81,000
F. Pierce Linaweaver, Director                                  2,973                                          66,000
John G. Schriber, Director                                      2,973                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield Fund
Robert P. Black, Director(c)                                   $3,390                                         $65,000
Calvin W. Burnett, Director                                     3,390                                          65,000
Anthony W. Deering, Director                                    1,920                                          81,000
F. Pierce Linaweaver, Director                                  3,390                                          66,000
John G. Schriber, Director                                      3,390                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Income Fund
Robert P. Black, Director(c)                                   $1,770                                         $65,000
Calvin W. Burnett, Director                                     1,770                                          65,000
Anthony W. Deering, Director                                    1,295                                          81,000
F. Pierce Linaweaver, Director                                  1,770                                          66,000
John G. Schriber, Director                                      1,770                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund
Robert P. Black, Director(c)                                   $1,166                                         $65,000
Calvin W. Burnett, Director                                     1,166                                          65,000
Anthony W. Deering, Director                                    1,057                                          81,000
F. Pierce Linaweaver, Director                                  1,166                                          66,000
John G. Schriber, Director                                      1,166                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Fund
Robert P. Black, Director(c)                                   $1,179                                         $65,000
Calvin W. Burnett, Director                                     1,179                                          65,000
Anthony W. Deering, Director                                    1,068                                          81,000
F. Pierce Linaweaver, Director                                  1,179                                          66,000
John G. Schriber, Director                                      1,179                                          65,500
--------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation from March 1, 1997 to February 28, 1998.

 (b) Amounts in this column are based on compensation received from January 1, 1997, to December 31, 1997. The T. Rowe Price complex included 84 funds as of December 31, 1997.

 (c) Mr. Black retired from his position with the Funds in April 1998.

 (d) Expenses accrued from June 30, 1997 to February 28, 1998.



   The Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors/trustees of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

   As of June 1, 1998, the following shareholders beneficially owned more than 5% of the outstanding shares of:

   California Tax-Free Money Fund: Boone & Associates, Purity Adr Settlement Escrow, 901 Corporate Center Drive, Suite 204, Monterey Park, California 91754-7630.

   New York Tax-Free Money Fund: Coleman M. Brandt and Grace L. Brandt JT TEN, 330 West 72nd Street, Apt. 10A, New York, New York 10023-2649.

   Tax-Efficient Balanced Fund: Agnes T. Corigliano and Cosmo Corigliano JT TEN, 243 Stamford Avenue, Stamford, Connecticut 06902-8202.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the Fund without cost to the Fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Management Fee
   The Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.


   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

 Price Funds' Annual Group Base Fee Rate for Each Level of
                          Assets
                                                         0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
                                                         ---------------------------------------------------------------------------
                                                         0.390%  Next $1 billion   0.330%  Next $10 billion
                                                         ---------------------------------------------------------------------------
                                                         0.370%  Next $1 billion   0.320%  Next $10 billion

   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees are listed in the following chart:

California Tax-Free Bond Fund                                                0.10%
California Tax-Free Money Fund                                               0.10%
Florida Intermediate Tax-Free Fund                                           0.05%
Georgia Tax-Free Bond Fund                                                   0.10%
Maryland Tax-Free Bond Fund                                                  0.10%
Maryland Short-Term Tax-Free Bond Fund                                       0.10%
New Jersey Tax-Free Bond Fund                                                0.10%
New York Tax-Free Bond Fund                                                  0.10%
New York Tax-Free Money Fund                                                 0.10%
Virginia Tax-Free Bond Fund                                                  0.10%
Virginia Short-Term Tax-Free Bond Fund                                       0.10%
Tax-Efficient Balanced Fund                                                  0.20%
Tax-Exempt Money Fund                                                        0.10%
Tax-Free High Yield Fund                                                     0.30%
Tax-Free Income Fund                                                         0.15%
Tax-Free Intermediate Bond Fund                                              0.05%
Tax-Free Short-Intermediate Fund                                             0.10%

   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund, during the last three years:

                       Fund                             1998           1997            1996
                       ----                             ----           ----            ----
California Tax-Free Bond                             $  744,000     $  644,000      $  609,000
California Tax-Free Money                               263,000        195,000         175,000
Florida Intermediate Tax-Free                           302,000        211,000         153,000
Georgia Tax-Free Bond                                   108,000         41,000          13,000
Maryland Tax-Free Bond                                3,659,000      3,398,000       3,352,000
Maryland Short-Term Tax-Free Bond                       488,000        378,000         326,000
New Jersey Tax-Free Bond                                352,000        244,000         206,000
New York Tax-Free Bond                                  670,000        582,000         550,000
New York Tax-Free Money                                 281,000        205,000         172,000
Virginia Tax-Free Bond                                  895,000        829,000         770,000
Virginia Short-Term Tax-Free Bond                             0(a)           0(a)            0(a)
Tax-Efficient Balanced                                        0(a)          --              --
Tax-Exempt Money                                      2,989,000      2,880,000       2,993,000
Tax-Free High Yield                                   7,051,000      6,309,000       5,968,000
Tax-Free Income                                       6,428,000      6,426,000       6,613,000
Tax-Free Intermediate Bond                              391,000        315,000         274,000
Tax-Free Short-Intermediate                           1,856,000      1,884,000       1,975,000
--------------------------------------------------------------------------------------------------



  (a) Due to effect of expense limitations discussed below, the Fund did not pay T. Rowe Price an investment management fee.

  (b) Prior to commencement of operations.



   Limitation on Fund Expenses
   The Management Agreement between the Fund and T. Rowe Price provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of a Fund are calculated on a monthly basis. If a Fund is entitled to reimbursement, that month's advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

   California Tax-Free Money Fund and New York Tax-Free Funds

   Pursuant to the California Money Fund's present expense limitation, $99,000, of management fees were not accrued for the year ended February 28, 1998. Additionally, $271,000 of unaccrued management fees related to a previous expense limitation were not accrued. Pursuant to the New York Money Fund's present expense limitations, $94,000 of management fees were not accrued for the year ended February 28, 1998 and $258,000 and remain unaccrued from prior periods. Subject to shareholder approval, the expenses of both funds may be reimbursed to T. Rowe Price, provided that the recapture of fees would not cause the ratio of expenses to average net assets to exceed the above-mentioned ratios.

   Florida Intermediate Fund

   Pursuant to the present expense limitation, $6,000 of management fees for the Florida Fund were not accrued for the year ended February 28, 1998, and $123,000 remains unaccrued from the prior period.

   Georgia Fund

   Pursuant to the present expense limitation, $78,000 of management fees were not accrued by the Georgia Bond Fund for the year ended February 28, 1998, and $216,000 remains unaccrued from the prior period.

   Maryland Short-Term Tax-Free Bond Fund

   Pursuant to a previous expense limitation, $13,000 of management fees remain unaccrued by the Maryland Short-Term Fund for the year ended February 28, 1998.

   New Jersey Fund

   Pursuant to the present expense limitation, $21,000 of management fees were not accrued by the New Jersey Fund for the year ended February 28, 1998, and $151,000 remains unaccrued from the prior period.

   Virginia Short-Term Bond Fund

   Pursuant to the present expense limitation, $78,000 of management fees for the Virginia Short-Term Bond Fund were not accrued for the year ended February 28, 1998, and $4,000 of other expenses were borne by T. Rowe Price and are subject to future reimbursement. Additionally, $102,000 of unaccrued fees and expenses remain unaccrued from the prior period and are subject to future reimbursement.

   Tax-Efficient Balanced Fund

   Pursuant to the present expense limitation, $35,000 of management fees were not accrued by the Fund for the year ended February 28, 1998. Additionally, $46,000 of other expenses were borne by the manager.


   Tax-Free Intermediate Bond Fund

   Management fees were not accrued by the Fund for the year ended February 28, 1998. However, $36,000 of unaccrued fees and expenses from the prior period are subject to reimbursement pursuant to a previous expense limitation.



 DISTRIBUTOR FOR FUND
 -------------------------------------------------------------------------------
   T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

   Investment Services is located at the same address as the Fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the Fund in connection with the sale of shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for shares at net asset value. No sales charges are paid by investors or the Fund.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the Fund's U.S. securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   Tax-Efficient Balanced Fund


   The Fund has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the Investment Company Act of 1940. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

   All Funds


 SHAREHOLDER SERVICES
 -------------------------------------------------------------------------------

   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the Fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


   The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. In addition, all employees must report their personal securities transactions within 10 days of their execution. Employees will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business (including the equity portion of the Tax-Efficient Balanced Fund).


                      How Brokers and Dealers Are Selected

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in a fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid


   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                                      Other

   The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended February 28, 1998, 1997, and February 29, 1996:

            Fund                    1998            1997             1996
            ----                    ----            ----             ----
California Tax-Free Bond       $  289,794,000  $  286,416,000   $  321,786,000
California Tax-Free Money         506,606,000     474,186,000      451,803,000
Florida Intermediate Tax-Free     142,932,000     244,915,000      244,903,000
Georgia Tax-Free Bond              97,029,000     104,491,000      101,969,000
Maryland Tax-Free Bond            918,045,000     775,356,000      608,562,000
Maryland Short-Term Tax-Free
Bond                              221,540,000     112,384,000      181,246,000
New Jersey Tax-Free Bond          161,209,000     238,572,000      244,765,000
New York Tax-Free Bond            354,373,000     432,992,000      479,720,000
New York Tax-Free Money           444,785,000     451,170,000      323,642,000
Virginia Tax-Free Bond            563,466,000     508,640,000      586,982,000
Virginia Short-Term Tax-Free
Bond                               56,461,000      35,817,000       33,183,000
Tax-Efficient Balanced             39,110,000             (a)              (a)
Tax-Exempt Money                3,600,294,000   3,675,043,000    3,101,344,000
Tax-Free High Yield             1,755,491,000   1,801,447,000    1,643,296,000
Tax-Free Income                 2,257,818,000   2,284,715,000    2,558,129,000
Tax-Free Intermediate Bond        272,682,000     320,231,000      249,376,000
Tax-Free Short-Intermediate     1,149,079,000   1,478,084,000    1,184,341,000
-------------------------------------------------------------------------------



  (a) Prior to commencement of operations.

   The following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended February 28, 1998, 1997, and February 29, 1996:

            Fund                    1998            1997             1996
            ----                    ----            ----             ----
California Tax-Free Bond       $  253,929,000  $  260,704,000   $  298,191,000
California Tax-Free Money         503,591,000     472,277,000      449,790,000
Florida Intermediate Tax-Free     128,653,000     229,787,000      234,913,000
Georgia Tax-Free Bond              85,009,000      98,598,000       95,309,000
Maryland Tax-Free Bond            793,036,000     680,479,000      530,615,000
Maryland Short-Term Tax-Free
Bond                              193,471,000     108,581,000      178,280,000
New Jersey Tax-Free Bond          136,223,000     225,435,000      232,059,000
New York Tax-Free Bond            299,419,000     394,711,000      465,446,000
New York Tax-Free Money           441,384,000     451,170,000      323,642,000
Virginia Tax-Free Bond            518,159,000     483,074,000      550,422,000
Virginia Short-Term Tax-Free
Bond                               55,291,000      34,013,000       32,888,000
Tax-Efficient Balanced             27,555,000             (a)              (a)
Tax-Exempt Money                3,586,230,000   3,662,460,000    3,084,964,000
Tax-Free High Yield             1,527,098,000   1,621,470,000    1,501,879,000
Tax-Free Income                 1,959,351,000   2,034,461,000    2,318,802,000
Tax-Free Intermediate Bond        249,144,000     302,633,000      233,485,000
Tax-Free Short-Intermediate     1,083,550,000   1,384,758,000    1,113,118,000
-------------------------------------------------------------------------------



  (a) Prior to commencement of operations.



   The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended February 28, 1998, 1997, and February 29, 1996:

              Fund                     1998          1997           1996
              ----                     ----          ----           ----
California Tax-Free Bond           $ 35,865,000  $ 25,712,000   $ 23,595,000
California Tax-Free Money             3,016,000     1,909,000      2,013,000
Florida Intermediate Tax-Free        14,279,000    15,128,000      9,990,000
Georgia Tax-Free Bond                12,020,000     5,893,000      6,660,000
Maryland Tax-Free Bond              125,009,000    94,877,000     77,947,000
Maryland Short-Term Tax-Free Bond    28,069,000     3,803,000      2,966,000
New Jersey Tax-Free Bond             24,987,000    13,137,000     12,706,000
New York Tax-Free Bond               54,954,000    38,281,000     14,274,000
New York Tax-Free Money               3,401,000             0              0
Virginia Tax-Free Bond               45,307,000    25,566,000     36,560,000
Virginia Short-Term Tax-Free Bond     1,170,000     1,804,000        295,000
Tax-Efficient Balanced               11,555,000           (a)            (a)
Tax-Exempt Money                     14,064,000    12,583,000     16,380,000
Tax-Free High Yield                 228,393,000   179,977,000    141,417,000
Tax-Free Income                     298,468,000   250,254,000    239,327,000
Tax-Free Intermediate Bond           23,538,000    17,598,000     15,891,000
Tax-Free Short-Intermediate          65,529,000    93,326,000     71,223,000
-----------------------------------------------------------------------------



  (a) Prior to commencement of operations.

   The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended February 28, 1998, 1997, and February 29, 1996:

                       Fund                             1998         1997          1996
                       ----                             ----         ----          ----
California Tax-Free Bond                             $  206,000   $  111,000    $  152,000
California Tax-Free Money                                 2,000        1,000         6,000
Florida Intermediate Tax-Free                            59,000       85,000        42,000
Georgia Tax-Free Bond                                    74,000       30,000        30,000
Maryland Tax-Free Bond                                  680,000      371,000       243,000
Maryland Short-Term Tax-Free Bond                       106,000       12,000        10,000
New Jersey Tax-Free Bond                                176,000       75,000        62,000
New York Tax-Free Bond                                  362,000      251,000        92,000
New York Tax-Free Money                                  24,000            0             0
Virginia Tax-Free Bond                                  271,000      121,000       188,000
Virginia Short-Term Tax-Free Bond                         6,000        4,000         1,000
Tax-Efficient Balanced                                   33,000          (a)           (a)
Tax-Exempt Money                                         32,000       13,000        70,000
Tax-Free High Yield                                   1,655,000    1,139,000       970,000
Tax-Free Income                                       1,747,000    1,493,000     1,608,000
Tax-Free Intermediate Bond                              112,000      108,000        61,000
Tax-Free Short-Intermediate                             289,000      370,000       281,000
--------------------------------------------------------------------------------------------



  (a) Prior to commencement of operations.



   Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Funds, or in some cases, to the Funds.

   The portfolio turnover rate for each Fund for the fiscal years ended February 28, 1998, 1997, and February 29, 1996, was as follows:

                        Fund                             1998         1997          1996
                        ----                             ----         ----          ----
California Tax-Free Bond                                 35.0%        47.3%         61.9%
California Tax-Free Money                               N/A          N/A           N/A
Florida Intermediate Tax-Free                            25.0         75.8          98.7
Georgia Tax-Free Bond                                    49.0         71.1          71.5
Maryland Tax-Free Bond                                   19.2         26.2          23.9
Maryland Short-Term Tax-Free Bond                        60.4         21.4          39.3
New Jersey Tax-Free Bond                                 34.3         78.9          98.4
New York Tax-Free Bond                                   55.0         96.9         116.0
New York Tax-Free Money                                 N/A          N/A           N/A
Virginia Tax-Free Bond                                   64.3         66.2          93.7
Virginia Short-Term Tax-Free Bond                        75.0         32.5          36.4
Tax-Efficient Balanced                                   12.5        (a)           (a)
Tax-Exempt Money                                        N/A          N/A           N/A
Tax-Free High Yield                                      24.4         37.0          39.3
Tax-Free Income                                          36.3         40.7          48.7
Tax-Free Intermediate Bond                               56.1         76.8          63.8
Tax-Free Short-Intermediate                              76.8         84.3          69.9
---------------------------------------------------------------------------------------------



    (a) Prior to commencement of operations.

 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Fixed income securities are generally traded in the over-the-counter market. With the exception of the Money Funds, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Funds are valued at amortized cost.

   There are a number of pricing services available, and the Board of Directors/Trustees, on the basis of an ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or part.

   Securities or other assets for which the above valuation procedures are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each Fund as authorized by the Board of Directors/Trustees.

   Tax-Efficient Balanced Fund

   The Fund's municipal securities will be priced as described above. Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.


   For the purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors/Trustees.


         Maintenance of Money Fund's Net Asset Value Per Share at $1.00

   It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the Investment Company Act of 1940. Under this method, securities are valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

   (a) The Board of Directors/Trustees must establish written procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

   (b) The Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

   (c) The Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the Fund's Board of Directors/Trustees determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors/Trustees must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the Fund will continue to use the amortized cost method only so long as the Board of Directors/ Trustees believes that it fairly reflects the market based net asset value per share.

   Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the Fund's annual capital gain distribution and, for the Tax-Efficient Balanced Fund, the annual dividend, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date may precede the payment date by as much as 10 days although the exact timing is subject to change.

 TAX STATUS
 -------------------------------------------------------------------------------

   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   Dividends paid by certain Funds may be eligible for the dividends-received deduction applicable to corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.

   At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the Fund should not qualify as a regulated investment company under the code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

   The Funds anticipate acquiring bonds after initial issuance at a price less than the principal amount of such bonds ("market discount bonds"). Gain on the disposition of such bonds is treated as taxable ordinary income to the extent of accrued market discount. Such gains cannot be offset by losses on the sale of other securities but must be distributed to shareholders annually and taxed as ordinary income.

   Each year, the Funds will mail you information on the tax status of dividends and distributions. The Funds anticipate that substantially all of the dividends to be paid by each Fund will be exempt from federal income taxes. If any portion of a Fund's dividends is not exempt from federal income taxes, you will receive a Form 1099 stating the taxable portion. The Funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of alternative minimum tax. Social security recipients who receive interest from tax-exempt securities may have to pay taxes on a portion of their social security benefit.

   Because the interest on municipal securities is tax exempt, any interest on money you borrow that is directly or indirectly used to purchase Fund shares is not deductible. (See Section 265(2) of the Internal Revenue Code.) Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a Fund. The income from such bonds may not be tax exempt for such substantial users.


   Florida Intermediate Tax-Free Fund

   Although Florida does not have a state income tax, it does impose an intangible personal property tax (intangibles tax) on assets, including shares of mutual funds. This tax is based on the net asset value of shares owned on January 1.

   Under Florida law, shares of the Fund will be exempt from the intangibles tax to the extent that, on January 1, the Fund's assets are solely invested in certain exempt Florida securities, U.S. government securities, certain short-term cash investments, or other exempt securities. If, on January 1, the Fund's assets are invested in these tax-exempt securities and other non-tax-exempt securities, only that portion of a share's net asset value represented by U.S. government securities will be exempt from the intangibles tax. Because the Fund will make every effort to have its portfolio invested exclusively in exempt Florida municipal obligations (and other qualifying investments) on January 1, shares of the Fund should be exempt from the intangibles tax. However, under certain circumstances, the Fund may invest in securities other than Florida municipal obligations and there can be no guarantee that such non-exempt investments would not be in the Fund's portfolio on January 1. In such cases, all or a portion of the value of the Fund's shares may be subject to the intangibles tax, and a portion of the Fund's income may be subject to federal income taxes.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   Money Funds

   The Fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period than multiplied by 365 to arrive at the annualized yield for that period. The Fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

  The Money Funds' current and compound yields for the seven days ended
     February 28, 1998 were:

          Fund                Current Yield        Compound Yield
          ----                -------------        --------------
California Tax-Free Money  2.71%                2.75%
New York Tax-Free Money    2.90                 2.94
Tax-Exempt Money           2.99                 3.03




   Bond Funds


   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

   The yield of each Fund calculated under the above-described method for the month ended February 28, 1998, was:

California Tax-Free Bond Fund           4.12%
Florida Intermediate Tax-Free Fund      3.63
Georgia Tax-Free Bond Fund              4.04
Maryland Tax-Free Bond Fund             4.20
Maryland Short-Term Tax-Free Bond Fund  3.28
New Jersey Tax-Free Bond Fund           4.26
New York Tax-Free Bond Fund             4.24
Virginia Tax-Free Bond Fund             4.29
Virginia Short-Term Tax-Free Bond Fund  3.30
Tax-Efficient Balanced Fund             N/A
Tax-Free High Yield Fund                4.54
Tax-Free Income Fund                    4.28
Tax-Free Intermediate Bond Fund         3.69
Tax-Free Short-Intermediate Fund        3.54

   The tax equivalent yields (assuming a federal tax bracket of 31.0%) for each Fund for the same period were as follows:

California Tax-Free Bond Fund(a)           6.58%
Florida Intermediate Tax-Free Fund(b)      5.46
Georgia Tax-Free Bond Fund(c)              6.22
Maryland Tax-Free Bond Fund(d)             6.61
Maryland Short-Term Tax-Free Bond Fund(d)  5.17
New Jersey Tax-Free Bond Fund(e)           6.59
New York Tax-Free Bond Fund(f)             6.85
Virginia Tax-Free Bond Fund(g)             6.60
Virginia Short-Term Tax-Free Bond Fund(g)  5.08
Tax-Efficient Balanced Fund                N/A
Tax-Free High Yield Fund                   6.58
Tax-Free Income Fund                       6.20
Tax-Free Intermediate Bond Fund            5.35
Tax-Free Short-Intermediate Fund           5.13
----------------------------------------------------------------



         (a) Assumes a state tax bracket of 9.3%.

         (b) Assumes an intangible tax rate of 0.2%.

         (c) Assumes a state tax bracket of 6.0%.

         (d) Assumes a state tax bracket of 4.95% and a local tax bracket of 2.97%.

         (e) Assumes a state tax bracket of 6.37%.

         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.4%.

         (g) Assumes a state tax bracket of 5.75%.



   The tax equivalent yields (assuming a federal tax bracket of 28.0%) for each Fund for the same period were as follows:

California Tax-Free Bond Fund(a)           6.31%
Florida Intermediate Tax-Free Fund(b)      5.24
Georgia Tax-Free Bond Fund(c)              5.97
Maryland Tax-Free Bond Fund(d)             6.33
Maryland Short-Term Tax-Free Bond Fund(d)  4.95
New Jersey Tax-Free Bond Fund(e)           6.26
New York Tax-Free Bond Fund(f)             6.56
Virginia Tax-Free Bond Fund(g)             6.32
Virginia Short-Term Tax-Free Bond Fund(g)  4.86
Tax-Efficient Balanced Fund                N/A
Tax-Free High Yield Fund                   6.31
Tax-Free Income Fund                       5.94
Tax-Free Intermediate Bond Fund            5.13
Tax-Free Short-Intermediate Fund           4.92
----------------------------------------------------------------



          (a) Assumes a state tax bracket of 9.3%.

          (b) Assumes an intangible tax rate of 0.2%.

          (c) Assumes a state tax bracket of 6.0%.

          (d) Assumes a state tax bracket of 4.95% and a local tax bracket of 2.97%.

          (e) Assumes a state tax bracket of 5.525%.

          (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.4%.

          (g) Assumes a state tax bracket of 5.75%.

 TAX-EXEMPT VS. TAXABLE YIELDS
 -------------------------------------------------------------------------------
   From time to time, a Fund may also illustrate the effect of tax-equivalent yields using information such as that set forth below:

Your Taxable Income(1998)(a)                        A Tax-Exempt Yield Of:(c)
                                                       2%        3%        4%      5%      6%
                                      Federal Tax        Is Equivalent to a
  Joint Return       Single Return      Rates(b)         Taxable Yield of:
-----------------------------------------------------------------------------------------------
 $42,351-$102,300    $25,351-$61,400  28.0%           2.78      4.17      5.56    6.94    8.33
  102,301-155,950     61,401-128,100  31.0            2.90      4.35      5.80    7.25    8.70
  155,951-278,450    128,101-278,450  36.0            3.13      4.69      6.25    7.81    9.38
278,451 and above  278,451 and above  39.6            3.31      4.97      6.62    8.28    9.93
-----------------------------------------------------------------------------------------------
Your Taxable Income(1998)(a)                        A Tax-Exempt Yield Of:(c)
                                                       7%        8%        9%      10%
  Joint Return       Single Return    Federal Tax        Is Equivalent to a
                                        Rates(b)         Taxable Yield of:
-----------------------------------------------------------------------------------------------
 $42,351-$102,300    $25,351-$61,400  28.0%           9.72     11.11     12.50    13.89
  102,301-155,950     61,401-128,100  31.0           10.14     11.59     13.04    14.49
  155,951-278,450    128,101-278,450  36.0           10.94     12.50     14.06    15.63
278,451 and above  278,451 and above  39.6           11.59     13.25     14.90    16.56
-----------------------------------------------------------------------------------------------


 (a) Net amount subject to federal income tax after deductions and exemptions.

 (b) Marginal rates may vary depending on family size and nature and amount of itemized deductions.

 (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   California Funds

Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State   Combined Marginal(c)
-------------------------------------------------------------------------------
  $37,522-$42,350    $18,761-$25,350  15.0         6.0            20.1
    42,351-52,090      25,351-26,045  28.0         6.0            32.3
    52,091-65,832      26,046-32,916  28.0         8.0            33.8
   65,833-102,300      32,917-61,400  28.0         9.3            34.7
  102,301-155,950     61,401-128,100  31.0         9.3            37.4
  155,951-278,450    128,101-278,450  36.0         9.3            42.0
278,451 and above  278,451 and above  39.6         9.3            45.2
-------------------------------------------------------------------------------


A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%      9%      10%
     Is Equivalent to a Taxable Yield of:
-------------------------------------------------------
3.75  5.01   6.26  7.51   8.76   10.01  '11.26  12.52
4.43  5.91   7.39  8.86   10.34  11.82  13.29   14.77
4.53  6.04   7.55  9.06   10.57  12.08  13.60   15.11
4.59  6.13   7.66  9.19   10.72  12.25  13.78   15.31
-------------------------------------------------------
4.79  6.39   7.99  9.58   11.18  12.78  14.38   15.97
5.17  6.90   8.62  10.34  12.07  13.79  15.52   17.24
5.47  7.30   9.12  10.95  12.77  14.60  16.42   18.25
-------------------------------------------------------

  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   Georgia Tax-Free Bond Fund

Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State   Combined Marginal(c)
-------------------------------------------------------------------------------
 $42,351-$102,300    $25,351-$61,400  28.0        6.00            32.3
  102,301-155,950     61,401-128,100  31.0        6.00            35.1
  155,951-278,450    128,101-278,450  36.0        6.00            39.8
278,451 and above  278,451 and above  39.6        6.00            43.2
-------------------------------------------------------------------------------


A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
4.43  5.91   7.39  8.86   10.34  11.82  13.29  14.77
4.62  6.16   7.70  9.24   10.79  12.33  13.87  15.41
4.98  6.64   8.31  9.97   11.63  13.29  14.95  16.61
5.28  7.04   8.80  10.56  12.32  14.08  15.85  17.61
------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   Maryland Funds

Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State  Local(c)   Combined Marginal(d)
-----------------------------------------------------------------------------------------
 $42,351-$102,300    $25,351-$61,400  28.0        4.95     2.97             33.7
  102,301-155,950     61,401-128,100  31.0        4.95     2.97             36.5
  155,951-278,450    128,101-278,450  36.0        4.95     2.97             41.1
278,451 and above  278,451 and above  39.6        4.95     2.97             44.4
-----------------------------------------------------------------------------------------

A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
4.52  6.03   7.54  9.05   10.56  12.07  13.57  15.08
4.72  6.30   7.87  9.45   11.02  12.60  14.17  15.75
5.09  6.79   8.49  10.19  11.88  13.58  15.28  16.98
5.40  7.19   8.99  10.79  12.59  14.39  16.19  17.99
------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Assumes a local tax rate equal to 60% of the state rate for residents in the 5% state bracket.

  (d) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   New Jersey Tax-Free Bond Fund

Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State   Combined Marginal(c)
-------------------------------------------------------------------------------
       $0-$20,000         $0-$20,000  15.0        1.400           16.2
    20,001-42,350      20,001-25,350  15.0        1.750           16.5
    42,351-50,000      25,351-35,000  28.0        1.750           29.3
    50,001-70,000         --          28.0        2.450           29.8
    70,001-80,000      35,001-40,000  28.0        3.500           30.5
   80,001-102,300      40,001-61,400  28.0        5.525           32.0
  102,301-150,000      61,401-75,000  31.0        5.525           34.8
  150,001-155,950     75,001-128,100  31.0        6.370           35.4
  155,951-278,450    128,101-278,450  36.0        6.370           40.1
278,451 and above  278,451 and above  39.6        6.370           43.4
-------------------------------------------------------------------------------


A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
3.58  4.77   5.97  7.16   8.35   9.55   10.74  11.93
3.59  4.79   5.99  7.19   8.38   9.58   10.78  11.98
4.24  5.66   7.07  8.49   9.90   11.32  12.73  14.14
4.27  5.70   7.12  8.55   9.97   11.40  12.82  14.25
4.32  5.76   7.19  8.63   10.07  11.51  12.95  14.39
4.41  5.88   7.35  8.82   10.29  11.76  13.24  14.71
4.60  6.13   7.67  9.20   10.74  12.27  13.80  15.34
4.64  6.19   7.74  9.29   10.84  12.38  13.93  15.48
5.01  6.68   8.35  10.02  11.69  13.36  15.03  16.69
5.30  7.07   8.83  10.60  12.37  14.13  15.90  17.67
------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.

   New York Funds

Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State  Local(c)   Combined Marginal(d)
-----------------------------------------------------------------------------------------
  $26,000-$40,000    $13,000-$20,000  15.0        5.90     3.30             22.8
    40,001-42,350      20,001-25,000  15.0        6.85     3.30             23.6
       --              25,001-25,350  15.0        6.85     3.35             23.7
    42,351-45,000         --          28.0        6.85     3.30             35.3
    45,001-90,000      25,351-50,000  28.0        6.85     3.35             35.3
   90,001-102,300      50,001-61,400  28.0        6.85     3.40             35.4
  102,301-155,950     61,401-128,100  31.0        6.85     3.40             38.1
  155,951-278,450    128,101-278,450  36          6.85     3.40             42.6
278,451 and above  278,451 and above  39.6        6.85     3.40             45.8
-----------------------------------------------------------------------------------------


A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
3.89  5.18   6.48  7.77   9.07   10.36  11.66  12.95
3.93  5.24   6.54  7.85   9.16   10.47  11.78  13.09
3.93  5.24   6.55  7.86   9.17   10.48  11.80  13.11
4.64  6.18   7.73  9.27   10.82  12.36  13.91  15.46
4.64  6.18   7.73  9.27   10.82  12.36  13.91  15.46
4.64  6.19   7.74  9.29   10.84  12.38  13.93  15.48
4.85  6.46   8.08  9.69   11.31  12.92  14.54  16.16
5.23  6.97   8.71  10.45  12.20  13.94  15.68  17.42
5.54  7.38   9.23  11.07  12.92  14.76  16.61  18.45
------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Tax rates are for New York City residents.

  (d) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   Virginia Funds

Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State   Combined Marginal(c)
-------------------------------------------------------------------------------
 $42,351-$102,300    $25,351-$61,400  28.0        5.75            32.1
  102,301-155,950     61,401-128,100  31.0        5.75            35.0
  155,951-278,450    128,101-278,450  36.0        5.75            39.7
278,451 and above  278,451 and above  39.6        5.75            43.1
-------------------------------------------------------------------------------

A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
4.42  5.89   7.36  8.84   10.31  11.78  13.25  14.73
4.62  6.15   7.69  9.23   10.77  12.31  13.85  15.38
4.98  6.63   8.29  9.95   11.61  13.27  14.93  16.58
5.27  7.03   8.79  10.54  12.30  14.06  15.82  17.57
------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.




   Florida Intermediate Tax-Free Fund


                  EFFECTIVE YIELD FACTORING IN INTANGIBLES TAX

Your Taxable Income(1998)(a)

                                              Federal Tax    Intangible Tax
    Joint Return           Single Return        Rates(b)          Rate
-----------------------------------------------------------------------------
                                           $
     $42,351-$102,300         25,350-$61,400



And Your Intangible Assets on 1/1/97 Total:


       40,000 or less        20,000 or less$       28             N/A
       40,001-200,000         20,001-100,000       28             0.1
    200,001 and above      100,001 and above       28             0.2
-----------------------------------------------------------------------------

    $102,301-$155,950       $61,401-$128,100



And Your Intangible Assets on 1/1/97 Total:


       40,000 or less        20,000 or less$       31             N/A
       40,001-200,000         20,001-100,000       31             0.1
    200,001 and above      100,001 and above       31             0.2
-----------------------------------------------------------------------------
                                         $12
                                           8
                                           ,
                                         101
                                        -$27
                                           8
                                           ,
                                           4
    $155,951-$278,450                     50



And Your Intangible Assets on 1/1/97 Total:


       40,000 or less        20,000 or less$       36             N/A
       40,001-200,000         20,001-100,000       36             0.1
    200,001 and above      100,001 and above       36             0.2
-----------------------------------------------------------------------------
                                           $
                                     278,451
  $278,451 and above+             and above+



And Your Intangible Assets on 1/1/97 Total:


       40,000 or less        20,000 or less$      39.6            N/A
       40,001-200,000         20,001-100,000      39.6            0.1
    200,001 and above      100,001 and above      39.6            0.2
-----------------------------------------------------------------------------

A Tax-Exempt Yield of(c):
 3%    4%     5%    6%     7%     8%     9%     10%     11%
    Is Equivalent to a Taxable Yield of:
-------------------------------------------------------------
4.17  5.56   6.94  8.33   9.72   11.11  12.50  13.89  15.28
4.27  5.66   7.04  8.43   9.82   11.21  12.60  13.99  15.38
4.37  5.76   7.14  8.53   9.92   11.31  12.70  14.09  15.48
-------------------------------------------------------------
4.35  5.80   7.25  8.70   10.14  11.59  13.04  14.49  15.94
4.45  5.90   7.35  8.80   10.24  11.69  13.14  14.59  16.04
4.55  6.00   7.45  8.90   10.34  11.79  13.24  14.69  16.14
-------------------------------------------------------------
4.69  6.25   7.81  9.38   10.94  12.50  14.06  15.63  17.19
4.79  6.35   7.91  9.48   11.04  12.60  14.16  15.73  17.29
4.89  6.45   8.01  9.58   11.14  12.70  14.26  15.83  17.39
-------------------------------------------------------------
4.97  6.62   8.28  9.93   11.59  13.25  14.90  16.56  18.21
5.07  6.72   8.38  10.03  11.69  13.35  15.00  16.66  18.31
5.17  6.82   8.48  10.13  11.79  13.45  15.10  16.76  18.41
-------------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Federal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Assumes 100% exemption from federal income and Florida intangible property taxes.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

                         Cumulative Performance Percentage Change
         Fund           1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended  % Since Incep-   Inception
         ----           -----------  ------------  -------------  --------------   ---------
------------------------  2/28/98      2/28/98        2/28/98      tion 2/28/98      Date
                          -------      -------        -------      ------------      ----
                        ---------------------------------------------------------------------
California Tax-Free
Bond                       9.31%        36.32%        108.49%        115.36%       09/15/86
Florida Intermediate
Tax-Free                   6.71            --             --          33.38        03/31/93
Georgia Tax-Free Bond      9.70            --             --          40.34        03/31/93
Maryland Short-Term
Tax-Free Bond              4.56         22.12             --          24.16        01/29/93
Maryland Tax-Free Bond     8.68         35.04         107.48         106.24        03/31/87
New Jersey Tax-Free
Bond                       9.24         34.45             --          69.16        04/30/91
New York Tax-Free Bond     9.75         36.33         113.15         126.95        08/28/86
Virginia Short-Term
Tax-Free Bond              4.48            --             --          17.52        11/30/94
Virginia Tax-Free Bond     9.03         36.33             --          68.20        04/30/91
Tax-Efficient Balanced    --                              --          14.96        06/30/97
Tax-Free High Yield       10.42         41.23         127.76         228.24        03/01/85
Tax-Free Income            9.37         35.94         109.98         350.74        10/26/76
Tax-Free Intermediate
Bond                       7.31         32.65             --          41.68        11/30/92
Tax-Free                   5.28         24.64          69.87         125.08        12/23/83
Short-Intermediate
---------------------------------------------------------------------------------------------






                          Average Annual Compound Rates of Return
         Fund           1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended  % Since Incep-   Inception
         ----           -----------  ------------  -------------  --------------   ---------
------------------------  2/28/98      2/28/98        2/28/98      tion 2/28/98      Date
                          -------      -------        -------      ------------      ----
                        ---------------------------------------------------------------------
California Tax-Free
Bond                       9.31%        6.39%          7.62%          6.93%        09/15/86
Florida Intermediate
Tax-Free                   6.71           --             --           6.04         03/31/93
Georgia Tax-Free Bond      9.70           --             --           7.14         03/31/93
Maryland Short-Term
Tax-Free Bond              4.56         4.08             --           4.35         01/29/93
Maryland Tax-Free Bond     8.68         6.19           7.57           6.86         03/31/87
New Jersey Tax-Free
Bond                       9.24         6.10             --           8.00         04/30/91
New York Tax-Free Bond     9.75         6.39           7.86           7.38         08/28/86
Virginia Short-Term
Tax-Free Bond              4.48           --             --           5.10         11/30/94
Virginia Tax-Free Bond     9.03         6.39             --           7.91         04/30/91
Tax-Efficient Balanced    --                             --             --         06/30/97
Tax-Free High Yield       10.42         7.15           8.58           9.58         03/01/85
Tax-Free Income            9.37         6.33           7.70           7.31         10/26/76
Tax-Free Intermediate
Bond                       7.31         5.81             --           6.87         11/30/92
Tax-Free                   5.28         4.50           5.44           5.89         12/23/83
Short-Intermediate
---------------------------------------------------------------------------------------------





                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broadbased index; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (iii) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications


   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.


                           Other Features and Benefits


   The Fund is a member of the T. Rowe Price family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.



 CAPITAL STOCK
 -------------------------------------------------------------------------------
   Tax-Efficient Balanced, Tax-Free High Yield, Income, Insured Intermediate Bond, and Short-Intermediate Funds

   The Fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

   Except to the extent that the Fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Tax-Efficient Balanced, Tax-Exempt Money, Tax-Free High Yield, Income, Insured Intermediate Bond, and Short-Intermediate Funds

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/ trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/ trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by Section 16(c) of the Investment Company Act of 1940.

   California and State Tax-Free Trusts


 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------

   Currently, the T. Rowe Price California Tax-Free Income Trust consists of two series, California Tax-Free Bond Fund and California Tax-Free Money Fund, and the T. Rowe Price State Tax-Free Income Trust consists of nine series, Florida Intermediate Tax-Free Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Bond Fund, New Jersey Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, Virginia Short-Term Tax-Free Bond Fund, and Virginia Tax-Free Bond Fund each of which represents a separate class of each Trust's shares and has different objectives and investment policies.

   For tax and business reasons, the Funds were organized as Massachusetts Business Trusts, and are registered with the Securities and Exchange Commission under the Investment 1940 Act as diversified, open-end investment companies, commonly known as "mutual fund."

   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro-rata share of the net assets of the Fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassesable, except as set forth below. The Trust may be terminated
   (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.


   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund is such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The Fund's shares are registered for sale under the Securities Act of 1933. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------

   Swidler Berlin Shereff Friedman, LLP, whose address is 919 Third Avenue, New York, New York 10022-9998, is legal counsel to the Fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------

   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the Funds.

   The financial statements of the Funds for the year ended February 28, 1998, and the report of independent accountants are included in each Fund's Annual Report for the year ended February 28, 1998. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended February 28, 1998, are incorporated into this Statement of Additional Information by reference:


                          ANNUAL REPORT REFERENCES:
                                    CALIFORNIA      FLORIDA         GEORGIA
                                    TAX-FREE FUNDS  INTERMEDIATE    TAX-FREE
                                    --------------  TAX-FREE FUND   BOND FUND
-----------------------------------------------------------------   ---------
                                                    ---------------------------
Report of Independent Accountants         27              18            17
Statement of Net Assets, February
28, 1998                                11-21            9-12          8-11
Statement of Operations, year
ended
February 28, 1998                         22              13            12
Statement of Changes in Net
Assets, years ended
February 28, 1998 and February 28,
1997                                     23-              14            13
Notes to Financial Statements,
February 28, 1998                       24-26           15-17          14-16
Financial Highlights                     9-10             8              7




                                   MARYLAND        NEW JERSEY  NEW YORK
                                   TAX-FREE FUNDS  TAX-FREE    TAX-FREE FUNDS
                                   --------------  BOND FUND   --------------
                                                   ---------
Report of Independent Accountants        33            18             26
Statement of Net Assets, February
28, 1998                               11-27          7-12          11-20
Statement of Operations, year
ended
February 28, 1998                        28            13             21
Statement of Changes in Net
Assets, years ended
February 28, 1998 and February
28, 1997                                 29            14             22
Notes to Financial Statements,
February 28, 1998                      30-32         15-17          23-25
Financial Highlights                    9-10           6             9-10




                                          VIRGINIA  TAX-EXEMPT  TAX-FREE HIGH
                                          TAX-FREE  MONEY FUND  YIELD FUND
                                          FUNDS     ----------  ----------
                                          -----
Report of Independent Accountants            26         20            31
Statement of Net Assets, February 28,
1998                                       11-20       3-15          3-25
Statement of Operations, year ended
February 28, 1998                            21         16            26
Statement of Changes in Net Assets,
years ended
February 28, 1998 and February 28, 1997      22         17            27
Notes to Financial Statements, February
28, 1998                                   23-25      18-19          28-30
Financial Highlights                        9-10        2              2

                                                   TAX-FREE      TAX-FREE
                                      TAX-FREE     INTERMEDIATE  SHORT-
                                      INCOME FUND  BOND FUND     INTERMEDIATE
                                      -----------  ---------     FUND
                                                                 ----
Report of Independent Accountants         27            14             15
Statement of Net Assets, February
28, 1998                                 3-21          3-8            3-10
Statement of Operations, year ended
February 28, 1998                         22            9              11
Statement of Changes in Net Assets,
years ended
February 28, 1998 and February 28,
1997                                      23            10             12
Notes to Financial Statements,
February 28, 1998                        24-26        11-13          13-14
Financial Highlights                       2            2              2





                                                           TAX-EFFICIENT
                                                           BALANCED FUND
                                                           -------------
Report of Independent Accountants                               28
Portfolio of Investments, February 28, 1998                    9-20
Statement of Assets and Liabilities, February 28, 1998          21
Statement of Operations, period from June 30, 1997
(commencement of operations) to February 28, 1998               22
Statement of Changes in Net Assets, period from June 30,
1997 (commencement of operations) to February 28, 1998          23
Notes to Financial Statements, February 28, 1998               24-27
Financial Highlights                                             8





 RATINGS OF MUNICIPAL DEBT SECURITIES
 -------------------------------------------------------------------------------

                   Moody's Investors Services, Inc. (Moody's)

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                       Standard & Poor's Corporation (S&P)

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                          Fitch Investors Service, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.



 RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality but there is specific risk.

   Standard & Poor's Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

   Fitch Investors Service, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.



 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------
   Moody's Investors Services, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

   Standard & Poor's Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

   Fitch Investors Service, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. Condensed financial information (Financial Highlights table) is included in Part A of the Registration Statement.

     Financial Highlights, Statement of Net Assets, Statement of Operations, and Statement of Changes in Net Assets are included in the Annual Report to Shareholders, the pertinent portions of which are incorporated by reference in Part B of the Registration Statement.

(b)  Exhibits

     (1)(a)
             Articles of Incorporation of Registrant, dated March 25, 1980 (electronically filed with Amendment No. 18 dated April 22, 1994)

     (1)(b)
             Articles of Amendment dated January 1, 1981 (electronically filed with Amendment No. 18 dated April 22, 1994)


     (1)(c)   Articles Supplementary (to be filed by amendment)

     (2)
             By-Laws of Registrant, as amended June 29, 1981, January 21, 1988, April 20, 1990, July 1, 1991, and July 20, 1993 (electronically filed with Amendment No. 18 dated April 22, 1994)

     (3)     Inapplicable

     (4)      Specimen Stock Certificate (filed with Amendment No. 1)

     (5)
             Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 18 dated April 22, 1994)

     (6)Underwriting Agreement between Registrant and T. Rowe Price
             Investment Services, Inc. (electronically filed with Amendment No. 18 dated April 22, 1994)

     (7)     Inapplicable

     (8)      Custody Agreements


     (8)(a)
             Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998

     (8)(b)
             Subcustodian Agreements between T. Rowe Price Tax-Free Funds and Irving Trust Company and Morgan Guaranty Trust Company (filed with Amendment No. 8)

     (8)(c)
             Subcustodian Agreement between Irving Trust Company and State Street Bank and Trust Company (filed with Amendment No. 12)

     (9)      Other Agreements


     (9)(a)
             Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1998, as amended January 21, 1998 (to be filed by amendment)


     (9)(b)
             Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1998, as amended January 21, 1998 (to be filed by amendment)


     (10)     Opinion of Counsel (to be filed by amendment)

     (11)    Inapplicable

     (12)    Inapplicable

     (13)    Inapplicable

     (14)    Inapplicable

     (15)    Inapplicable

     (16)
             The Registrant hereby incorporates by reference the methodology used in calculating the performance information included in Post-Effective Amendment No. 36 and Amendment No. 20 of the T. Rowe Price Tax-Free Income Fund, Inc. (SEC File Nos. 2-57265/811-2684, CIK No. 202927) dated April 22, 1994

     (17)     Financial Data Schedule


     (18)     Rule 18f-3 Plan

     (19)     Other Exhibits

              (a)Power of Attorney

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of May 31, 1998, there were 15,399 shareholders in the T. Rowe Price Tax-Exempt Money Fund, Inc.

ITEM 27. INDEMNIFICATION


     The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company, The Chubb Group and ICI Mutual. These policies provide coverage for the named insureds, which include T. Rowe Price Associates, Inc. ("Manager"), Rowe Price-Fleming International, Inc. ("Price-Fleming"), T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Trust Company, T. Rowe Price Stable Asset Management, Inc., RPF International Bond Fund and fifty other investment companies, including, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc.,
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc.,
T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Balanced Fund, Inc., Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., and T. Rowe Price Real Estate Fund, Inc. The Coegistrants and the fifty investment companies listed above, with the exception of Institutional International Funds, Inc., and Institutional Equity Funds, Inc., will be collectively referred to as the Price Funds. The investment manager for Institutional Equity Funds, Inc., and the Price Funds, excluding T. Rowe Price International Funds, Inc.

and T. Rowe Price International Series, Inc., is the Manager. Price-Fleming is the manager to T. Rowe Price International Funds, Inc., T. Rowe Price International Series, Inc. and Institutional International Funds, Inc. and is 50% owned by TRP Finance, Inc., a subsidiary of the Manager, 25% owned by Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings Limited, and 25% owned by Jardine Fleming International Holdings Limited. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of each of the named insureds. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

GENERAL. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; PROVIDED, HOWEVER, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

     SECTION 10.01. INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who, by reason of his position was, is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland Law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

     Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

     Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

     (a)
             there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

     (b)in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

             (i)
             the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

     Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

     (a)      the Indemnitee provides a security for his undertaking; or

     (b)
             the Corporation shall be insured against losses arising by reason of any lawful advances; or

     (c)
             there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

             (i)
             a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

     Section 10.02 of each Registrant's By-Laws provides as follows:

     SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER.

     Rowe Price-Fleming International, Inc. ("Price-Fleming"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

     T. Rowe Price Investment Services, Inc. ("Investment Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the purpose of acting as the principal underwriter and distributor for the Price Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a discount brokerage service.


     TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and
T. Rowe Price Retirement Plan Services.

     T. Rowe Price Associates Foundation, Inc. (the "Foundation"), was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation's overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

     T. Rowe Price Services, Inc. ("Price Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

     T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

     T. Rowe Price Trust Company ("Trust Company"), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-purpose trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee/custodian for employee benefit plans, individual retirement accounts, and common trust funds and as trustee/ investment agent for one trust.

     T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.


     TRPH Corporation, a wholly owned subsidiary of the Manager, was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.


     T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership established in 1994.

     T. Rowe Price Threshold Fund II, L.P., a Delaware limited partnership, was organized in 1986 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.


     T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential; T. Rowe Price Threshold Fund Associates, Inc., is the General Partner of this partnership.

     RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

     T. Rowe Price Stable Asset Management, Inc. ("Stable Asset Management"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management, is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts, and short-term fixed income securities.


     T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.


     T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company organized in 1996. Wholly owned by the Manager and the Trust Company, it serves as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

     T. Rowe Price (Canada), Inc. ("TRP Canada") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 and as a non-Canadian Adviser under the Securities Act (Ontario).

     T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc. organized in Maryland in 1994 and licensed to do business in several states to act primarily as an insurance agency in connection with the sale of the Price Funds' variable annuity products.

     Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

     TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager's transfer agent, plan administrative services, retirement plan services, and operations support functions.

     TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

     TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.


     T. Rowe Price Strategic Partners Fund L.P. and T. Rowe Price Strategic Partners Fund II, L.P. ("Strategic Partners Funds") are Delaware limited partnerships organized in 1990 and 1992, respectively, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund, L.P. is T. Rowe Price Strategic Partners, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc., a Maryland corporation which is a wholly owned subsidiary of the Manager. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is also T. Rowe Price Strategic Partners Associates, Inc.


     Listed below are the directors and executive officers of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:

JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

JOHN W. ROSENBLUM, Director of the Manager. Mr. Rosenblum is the Dean of the Jepson School of Leadership Studies at the University of Richmond and a director of: Comdial Corporation, a manufacturer of telephone systems for businesses; Cone Mills Corporation, a textiles producer; and Providence Journal Company, a publisher of newspapers and owner of broadcast television stations. Mr. Rosenblum's address is: University of Richmond, Richmond, Virginia 23173.


ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland retired as Chairman of Lowe's Companies, Inc., as of January 31, 1998. He is a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.


PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado and Director of Piedmont Mining Company, Inc., in Charlotte, North Carolina. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; the James River Corporation of Virginia; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

With the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, and Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.


JAMES S. RIEPE, who is a Vice-Chairman of the Board, Director, and Managing Director of the Manager is also Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; a Director of Price-Fleming, General Re Corporation, T. Rowe Price Insurance Agency, Inc.; a Director and Vice President of T. Rowe Price Stable Asset Management, Inc.; a Director and President of TRP Distribution, Inc. and TRP Suburban Second, Inc.


GEORGE A. ROCHE, who is Chairman of the Board, President, and Managing Director of the Manager is also Chairman of the Board of

TRP Finance, Inc.; a Director of T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Strategic Partners, Inc., and TRP Suburban, Inc.; and a Director and Vice President of Price-Fleming, T. Rowe Price Threshold Fund, Inc., and TRP Suburban Second, Inc.


M. DAVID TESTA, who is a Vice-Chairman of the Board, Chief Investment Officer, and Managing Director of the Manager is also Chairman of the Board of Price-Fleming; President and Director of T. Rowe Price (Canada), Inc.; a Director and Vice President of T. Rowe Price Trust Company; and a Director of TRPH Corporation.


HENRY H. HOPKINS, who is a Director and Managing Director of the Manager is also a Director of T. Rowe Price Insurance Agency, Inc.; a Vice President and Director of T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., TRP Distribution, Inc., and TRPH Corporation; and a Vice President of Price-Fleming.


JAMES A. C. KENNEDY III, JOHN H. LAPORTE, JR., WILLIAM T. REYNOLDS, AND BRIAN C. ROGERS are Directors and Managing Directors of the Manager. In addition, Mr. Kennedy is also President and Director of T. Rowe Price Strategic Partners Associates, Inc., and a Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.; Mr. Reynolds is Chairman of the Board of T. Rowe Price Stable Asset Management and a Director of TRP Finance, Inc.; and Mr. Rogers is a Vice President of T. Rowe Price Trust Company.


CHARLES P. SMITH AND PETER VAN DYKE are Managing Directors of the Manager and Vice Presidents of Price-Fleming. In addition, Mr. Van Dyke is also a Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Stable Asset Management, and T. Rowe Price Trust Company.


EDWARD C. BERNARD is a Managing Director of the Manager and a Director and President of T. Rowe Price Insurance Agency and T. Rowe Price Investment Services, Inc.; a Director of T. Rowe Price Services, Inc., and a Vice President of TRP Distribution, Inc.


STEPHEN W. BOESEL, EDMUND M. NOTZON, and RICHARD T. WHITNEY are Managing Directors of the Manager and Vice Presidents of T. Rowe Price Trust Company.


THOMAS H. BROADUS, JR. is a Managing Director of the Manager and a Vice President of T. Rowe Price (Canada), Inc.


MICHAEL A. GOFF is a Managing Director of the Manager and a Director and the President of T. Rowe Price Investment Technologies, Inc.


ANDREW C. GORESH is a Managing Director of the Manager and a Director and Vice President of TRP Suburban, Inc., and TRP Suburban Second, Inc.

GEORGE A. MURNAGHAN is a Managing Director of the Manager; an Executive Vice President of Price-Fleming; and a Vice President of T. Rowe Price Trust Company.



R. TODD RUPPERT is a Managing Director of the Manager; a Director and the President of TRPH Corporation; and a Vice President of T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company.


CHARLES E. VIETH is a Managing Director of the Manager and a Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Services, Inc. and T. Rowe Price Investment Services, Inc.; and Vice President of TRP Distribution, Inc. and T. Rowe Price (Canada), Inc.


ALVIN M. YOUNGER, JR., who is Chief Financial Officer, Managing Director, Secretary, and Treasurer of the Manager is also Secretary and Treasurer for Price-Fleming, T. Rowe Price (Canada), Inc., T. Rowe Price Insurance Agency, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Recovery Fund Associates, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Strategic Partners Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; and Treasurer and Clerk of T. Rowe Price Insurance Agency of Massachusetts, Inc.; and Director, Vice President, Treasurer, and Secretary of TRP Suburban, Inc., and TRP Suburban Second, Inc.; and Director of TRP Finance, Inc.


PRESTON G. ATHEY, BRIAN W.H. BERGHUIS, MARY J. MILLER, AND CHARLES A. MORRIS are Managing Directors of the Manager.

     Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

     See also "Management of Fund," in Coregistrants' Statement of Additional Information.

ITEM 29. PRINCIPAL UNDERWRITERS


     (a)
             The principal underwriter for the Coregistrants is Investment Services. Investment Services acts as the principal underwriter for eighty-six mutual funds. Investment Services is a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

     (b)
             The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.


                                                                   POSITIONS AND                   POSITIONS AND
                                                                   OFFICES WITH                    OFFICES WITH
NAME                                                               UNDERWRITER                     REGISTRANT
James S. Riepe                                                     Chairman of the Board           Vice President
                                                                   and Director                    and Director
Edward C. Bernard                                                  President and Director          None
Henry H. Hopkins                                                   Vice President and Director     Vice President
Charles E. Vieth                                                   Vice President and Director     None
Patricia M. Archer                                                 Vice President                  None
Joseph C. Bonasorte                                                Vice President                  None
Darrell N. Braman                                                  Vice President                  None
Ronae M. Brock                                                     Vice President                  None
Meredith C. Callanan                                               Vice President                  None
Ann R. Campbell                                                    Vice President                  None
Christine M. Carolan                                               Vice President                  None
Joseph A. Carrier                                                  Vice President                  None
Sarah H. Carroll                                                   Vice President                  None
Laura H. Chasney                                                   Vice President                  None
Renee M. Christoff                                                 Vice President                  None
Victoria C. Collins                                                Vice President                  None
Christopher W. Dyer                                                Vice President                  None
Christine S. Fahlund                                               Vice President                  None
Forrest R. Foss                                                    Vice President                  None
Thomas A. Gannon                                                   Vice President                  None
Andrea G. Griffin                                                  Vice President                  None
Douglas E. Harrison                                                Vice President                  None
David J. Healy                                                     Vice President                  None
Joseph P. Healy                                                    Vice President                  None
Walter J. Helmlinger                                               Vice President                  None
Valerie King-Calloway                                              Vice President                  None
Eric G. Knauss                                                     Vice President                  None
Sharon R. Krieger                                                  Vice President                  None
Jeanette M. LeBlanc                                                Vice President                  None
Keith W. Lewis                                                     Vice President                  None
Sarah McCafferty                                                   Vice President                  None
Maurice A. Minerbi                                                 Vice President                  None
Mark J. Mitchell                                                   Vice President                  None
Nancy M. Morris                                                    Vice President                  None
George A. Murnaghan                                                Vice President                  None
Steven E. Norwitz                                                  Vice President                  None
Kathleen M. O'Brien                                                Vice President                  None
Barbara A. O'Connor                                                Vice President                  None
David Oestricher                                                   Vice President                  None
Pamela D. Preston                                                  Vice President                  None
George D. Riedel                                                   Vice President                  None
Lucy B. Robins                                                     Vice President                  None
John R. Rockwell                                                   Vice President                  None
Kenneth J. Rutherford                                              Vice President                  None
Kristin E. Seeberger                                               Vice President                  None
Donna B. Singer                                                    Vice President                  None
Charles E. Vieth                                                   Vice President                  None
William F. Wendler II                                              Vice President                  None
Jane F. White                                                      Vice President                  None
Thomas R. Woolley                                                  Vice President                  None
Alvin M. Younger, Jr.                                              Secretary and Treasurer         None
Barbara A. O'Connor                                                Controller                      None
Richard J. Barna                                                   Assistant Vice President        None
Catherine L.Berkenkemper                                           Assistant Vice President        None
Sanjay Bhandari                                                    Assistant Vice President        None
Edwin J. Brooks III                                                Assistant Vice President        None
Patricia S. Butcher                                                Assistant Vice President        Secretary
Charles R. Dicken                                                  Assistant Vice President        None
Cheryl L. Emory                                                    Assistant Vice President        None
John A. Galateria                                                  Assistant Vice President        None
Susanne L. Gigliotti                                               Assistant Vice President        None
Edward F. Giltenan                                                 Assistant Vice President        None
Janelyn A. Healey                                                  Assistant Vice President        None
Sandra J. Kiefler                                                  Assistant Vice President        None
Steven A. Larson                                                   Assistant Vice President        None
C. Lillian Matthews                                                Assistant Vice President        None
Janice D. McCrory                                                  Assistant Vice President        None
Marta Mills                                                        Assistant Vice President        None
Danielle N. Nicholson                                              Assistant Vice President        None
JeanneMarie B. Patella                                             Assistant Vice President        None
Carin C. Quinn                                                     Assistant Vice President        None
David A. Roscum                                                    Assistant Vice President        None
Arthur J. Silber                                                   Assistant Vice President        None
Jerome Tuccille                                                    Assistant Vice President        None
Nolan L. North                                                     Assistant Treasurer             None
Barbara A. Van Horn                                                Assistant Secretary             None

     (c)Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by T. Rowe Price at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 10090 Red Run Blvd., Owings Mills, Maryland, 21117. Custodian activities are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

ITEM 31. MANAGEMENT SERVICES

     Registrant is not party to any management-related service contract, other than as set forth in the Prospectus.

ITEM 32. UNDERTAKINGS

     (a)
             The Registrant agrees to furnish, upon request and without charge, a copy of their latest Annual Report to each person to whom a prospectus is delivered.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this August 28, 1998.

              T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

              /s/Patrice L. Berchtenbreiter Ely
     By:      Patrice L. Berchtenbreiter Ely,
             President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                 TITLE                  DATE
---------                 -----                  ----

/s/Patrice L. Berchtenbreiter Ely                President August 28, 1998
Patrice L. Berchtenbreiter Ely

/s/William T. Reynolds    Chairman of the Board   August 28, 1998
William T. Reynolds       (Chief Executive Officer)

/s/Carmen F. Deyesu       Treasurer               August 28, 1998
Carmen F. Deyesu          (Chief Financial Officer)

    *                     Director                August 28, 1998
Calvin W. Burnett

    *                     Director                August 28, 1998
Anthony W. Deering

    *                     Director                August 28, 1998
F. Pierce Linaweaver

/s/James S. Riepe         Director                August 28, 1998
James S. Riepe            and Vice President

    *                     Director                August 28, 1998
John G. Schreiber

/s/M. David Testa         Director                August 28, 1998
M. David Testa

*/s/Henry H. Hopkins,     Attorney-In-Fact        August 28, 1998
Henry H. Hopkins